                                                                    Exhibit 99.2



                          MASTER CONTRIBUTION AGREEMENT

                          dated as of December 31, 2001

                                  by and among

              BOYKIN MANAGEMENT COMPANY LIMITED LIABILITY COMPANY,

                                    JABO LLC,

                             BOYKIN LODGING COMPANY

                                       and

                          BOYKIN HOTEL PROPERTIES, L.P.


IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION, THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, NO PARTNERSHIP INTERESTS IN BOYKIN HOTEL PROPERTIES, L.P. MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND UNLESS THE OTHER TRANSFER RESTRICTIONS ON SUCH INTERESTS HAVE BEEN SATISFIED. THE BMC PARTIES (AS DEFINED HEREIN) SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR OWNERSHIP OF PARTNERSHIP INTERESTS IN BOYKIN HOTEL PROPERTIES, L.P. FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION THE BMC PARTIES MUST RELY ON THEIR OWN EXAMINATION OF BOYKIN HOTEL PROPERTIES, L.P. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE PARTNERSHIP INTERESTS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                                     PAGE
ARTICLE 1     DEFINITIONS.............................................................1

     1.1      Definitions.............................................................1

ARTICLE 2     CONTRIBUTIONS OF INTERESTS; CONSENTS....................................6

     2.1      Contributions of Interests..............................................6

ARTICLE 3     CONSIDERATION...........................................................7

     3.1      Consideration...........................................................7

ARTICLE 4     COVENANTS...............................................................7

     4.1      Amendment to the OP Partnership Agreement...............................7

     4.2      Registration Rights Agreement...........................................7

     4.3      Amendment to Rights Agreement...........................................7

     4.4      Expenses................................................................7

     4.5      Reservation of REIT Shares..............................................8

     4.6      Resignation of Officers.................................................8

     4.7      Financial Statements....................................................8

     4.8      HSR Act.................................................................8

     4.9      [INTENTIONALLY OMITTED].................................................8

     4.10     Assumption of Westboy Note..............................................8

     4.11     Liquor Licenses.........................................................8

     4.12     Franchise Agreements....................................................9

     4.13     Post-Closing Cooperation................................................9

ARTICLE 5     CLOSING.................................................................9

     5.1      Closing.................................................................9

     5.2      Closing Deliveries by the BMC Parties...................................9

     5.3      Closing Deliveries by the BLC Parties..................................12

ARTICLE 6     CONDITIONS PRECEDENT TO CLOSING........................................14

     6.1      Conditions Precedent to Obligation of the REIT and the Operating
              Partnership............................................................14





ARTICLE 7     REPRESENTATIONS AND WARRANTIES..........................................16

     7.1      Representations and Warranties of the BLC Parties.......................16

     7.2      Representations and Warranties of the BMC Parties.......................21

     7.3      Survival................................................................28

ARTICLE 8     INDEMNIFICATION.........................................................28

     8.1      Obligation of the BLC Parties to Indemnify..............................28

     8.2      Obligation of the BMC Parties to Indemnify..............................30

     8.3      Net Claims..............................................................32

ARTICLE 9     APPORTIONMENTS AND PAYMENTS.............................................32

     9.1      Payments - Lessee Properties............................................32

     9.2      Settlement Procedures...................................................34

ARTICLE 10    MISCELLANEOUS...........................................................35

     10.1     Broker..................................................................35

     10.2     Further Assurances......................................................35

     10.3     Payment of Expenses.....................................................35

     10.4     Notices.................................................................36

     10.5     Assignment; Binding Effect..............................................37

     10.6     Waiver..................................................................37

     10.7     Incorporation of Recitals and Schedules.................................37

     10.8     Confidentiality; Press Releases.........................................37

     10.9     Merger..................................................................38

     10.10    GOVERNING LAW...........................................................38

     10.11    Jurisdiction............................................................38

     10.12    Captions................................................................39

     10.13    Counterparts............................................................39

     10.14    Severability............................................................39

     10.15    No Recordation..........................................................39

     10.16    WAIVER OF TRIAL BY JURY.................................................39

     10.17    Survival................................................................39

EXHIBITS

EXHIBIT A                LESSEES AND LESSEE PROPERTIES
EXHIBIT B                WESTBOY PROPERTIES
EXHIBIT C                OP PARTNERSHIP AMENDMENT
EXHIBIT D                REGISTRATION RIGHTS AGREEMENT
EXHIBIT E                AMENDMENT TO RIGHTS AGREEMENT
EXHIBIT F                WESTBOY NOTE ASSUMPTION
EXHIBIT G                MANAGEMENT AGREEMENTS
EXHIBIT H                INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT I                WESTBOY INTERESTS ASSIGNMENT AND ASSUMPTION
                         AGREEMENT
EXHIBIT J                FORM OF OPINION OF COUNSEL TO THE BMC PARTIES
EXHIBIT K                FIRPTA AFFIDAVIT
EXHIBIT L                FORM OF OPINION OF COUNSEL TO THE BLC PARTIES
EXHIBIT M                FORM OF ALIGNMENT OF INTERESTS CONSENT

SCHEDULES

SCHEDULE 4.6             FORM OF RELEASE OF RESIGNING OFFICERS
SCHEDULE 4.11(i)         TRANSFERRED LIQUOR LICENSES
SCHEDULE 4.11(ii)        LIQUOR LICENSES REQUIRING NOTIFICATION OF
                         OWNERSHIP CHANGE
SCHEDULE 4.12(i)         ASSIGNED FRANCHISE LICENSE AGREEMENTS
SCHEDULE 4.12(ii)        TERMINATED AND NEW FRANCHISE LICENSE AGREEMENTS
SCHEDULE 4.12(iii)       RETAINED FRANCHISE LICENSE AGREEMENTS
SCHEDULE 6.1(e)          BLC PARTIES' CONSENTS, WAIVERS, AUTHORIZATIONS
                         AND APPROVALS
SCHEDULE 6.2(g)          BMC PARTIES' CONSENTS, WAIVERS, AUTHORIZATIONS
                         AND APPROVALS
SCHEDULE 7.1(f)(i)       BLC PARTIES' PENDING LITIGATION
SCHEDULE 7.1(f)(ii)      BLC PARTIES' DEFAULTS AND OTHER VIOLATIONS
SCHEDULE 7.1(h)          BLC PARTIES' VIOLATIONS OF LAWS
SCHEDULE 7.1(i)(a)       COMMITMENTS REGARDING ISSUANCE AND
                         REGISTRATION OF OP UNITS
SCHEDULE 7.1(i)(b)       COMMITMENTS REGARDING ISSUANCE AND
                         REGISTRATION OF REIT SHARES
SCHEDULE 7.2(a)          BMC PARTIES' CONFLICTING AGREEMENTS
SCHEDULE 7.2(b)          BMC PARTIES' ORGANIZATIONAL DOCUMENTS
SCHEDULE 7.2(d)          BMC PARTIES' NON-COMPLIANCE WITH LAWS
SCHEDULE 7.2(g)(iv)      LESSEE AND WESTBOY FORMATION DOCUMENTS
SCHEDULE 7.2(g)(vi)      AFFILIATE LOANS
SCHEDULE 7.2(h)          OPERATING CONTRACTS
SCHEDULE 7.2(i)          EXCEPTIONS TO WESTBOY FINANCIAL STATEMENTS AND
                         EXTRAORDINARY BUSINESS

                          MASTER CONTRIBUTION AGREEMENT

     THIS MASTER CONTRIBUTION AGREEMENT (this "AGREEMENT") is made as of the 31st day of December, 2001, by and among BOYKIN MANAGEMENT COMPANY LIMITED LIABILITY COMPANY, an Ohio limited liability company, having an address at Guildhall Building, 45 West Prospect Avenue, Suite 1515, Cleveland, Ohio 44115 ("BMC"), JABO LLC, a Delaware limited liability company ("JABO"; BMC and JABO are referred to herein collectively as the "BMC Parties"), BOYKIN LODGING COMPANY, an Ohio corporation (the "REIT"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership (the "OPERATING PARTNERSHIP"; the Operating Partnership and the REIT are referred to herein collectively as the "BLC PARTIES"), each having an address at 45 West Prospect Avenue, Suite 1500, Cleveland, Ohio 44115.

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, BMC owns ninety-nine percent (99%) of the membership interests in JABO, which owns (i) all of the membership interests (the "WESTBOY INTERESTS") in Westboy, LLC, a Delaware limited liability company ("WESTBOY"), and (ii) all of the membership interests (the "INTERESTS") in each of the fifteen (15) limited liability companies identified on EXHIBIT A (each, a "LESSEE" and, collectively, the "LESSEES");

     WHEREAS, each Lessee is the owner of a leasehold interest in one of the fifteen (15) hotel properties identified on EXHIBIT A (collectively, the "LESSEE PROPERTIES");

     WHEREAS, Westboy is the owner of the leasehold interests in the ten (10) hotel properties identified on EXHIBIT B (collectively, the "WESTBOY PROPERTIES"; each of the Lessee Properties and Westboy Properties, a "PROPERTY" and, collectively, the "PROPERTIES");

     WHEREAS, at the Closing, the BMC Parties have agreed to cause JABO to contribute the Interests and Westboy Interests to the Operating Partnership, in each case in exchange for partnership interests in the Operating Partnership on the terms set forth below;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants, conditions and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

     1.1 DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated below:

     "ACCRUED VACATION TIME" has the meaning set forth in Section 9.1(c).

     "ACTUAL KNOWLEDGE" means, with respect to a Person who is any of the BMC Parties (other than an individual) the actual, not imputed, knowledge of any officer, director or employee at the level of a general manager (other than a general manager at any of the Westboy Properties) and above, and with respect to a Person who is any of the BLC Parties, the actual, not imputed, knowledge of any director, senior executive or officer of such Person.

     "ADJUSTED CLOSING STATEMENT" has the meaning set forth in Section 9.3.

     "AFFILIATE" means, with respect to the applicable party, any corporation, partnership, sole proprietorship or other entity or individual which (a) is owned or controlled by such party, (b) owns or controls such party, or (c) is under common ownership or control with such party; provided that the BLC Parties shall not be deemed Affiliates of the BMC Parties and the BMC Parties shall not be deemed Affiliates of the BLC Parties; and provided further that (i) The John
E. Boykin 1997 Amended and Restated Revocable Trust, The Robert W. Boykin Second 1997 Amended and Restated Revocable Trust, Robert W. Boykin and John E. Boykin and any entity controlled by the foregoing Persons, and (ii) the BLC Parties, shall not in any event be considered Affiliates of each other.

     "AGREEMENT" has the meaning set forth in the preamble.

     "ALIGNMENT OF INTERESTS CONSENT" has the meaning set forth in Section
5.3(n).

     "AMENDMENT TO RIGHTS AGREEMENT" has the meaning set forth in Section 4.3.

     "ASSIGNED PROPERTY" means all of the tangible personal property, contracts, permits, tenant leases, personal property leases and other assets owned by the Lessees pursuant to those certain General Assignment and Assumption Agreements, by and between BMC and the Lessees, dated as of the date hereof.

     "BLC INDEMNITEES" has the meaning set forth in Section 8.2(a).

     "BLC MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 7.1(b).

     "BLC PARTIES" has the meaning set forth in the preamble.

     "BMC" has the meaning set forth in the preamble.

     "BMC HILTON CLAIMS" has the meaning set forth in Section 9.4.

     "BMC INDEMNITEES" has the meaning set forth in Section 8.1(a).

     "BMC OPERATING AGREEMENT" means all documents comprising the operating agreement of BMC including, without limitation, all amendments, supplements and modifications thereof.

     "BMC PARTIES" has the meaning set forth in the preamble.

     "BUSINESS DAY" means any day of the year, other than a Saturday or Sunday or any other day that the Federal Reserve Bank of Cleveland recognizes as a federal holiday.

     "CLOSING" and "CLOSING DATE" have the meanings set forth in Section 5.1 hereof.

     "CLOSING STATEMENT" has the meaning set forth in Section 9.3.

     "CONSIDERATION" has the meaning set forth in 3.1 hereof.

     "CUTOFF TIME" means 3:01 a.m. on the Closing Date.

     "EMPLOYEE BENEFIT PLAN" has the meaning set forth in Section 7.2(k).

     "ENVIRONMENTAL LIABILITIES" means any reasonable cost, liability, damage or expense (including, without limitation, any attorneys' fees or expenses) that arise out of any violation or non-compliance, with respect to any Property, with any Federal, State or local law, rule or regulation or any written judicial or administrative order, in each case, in effect on or prior to the Closing Date, relating to the protection of the environment (including, without limitation, a violation or non-compliance relating to Hazardous Materials located at, on, under or in any Property or migrating from any Property) caused by any failure by BMC, the relevant Lessee or Westboy to perform any obligation under the relevant Lease that resulted in such violation or non-compliance, during the period in which BMC, the relevant Lessee or Westboy held the relevant Lease to the Property prior to the date hereof.

     "ENVIRONMENTAL LIABILITIES SURVIVAL PERIOD" has the meaning set forth in
Section 7.3.

     "FOREIGN OWNER" has the meaning set forth in Section 7.2(l).

     "FRANCHISE DOCUMENTS" has the meaning set forth in Section 4.12.

     "GAAP" means generally accepted accounting principles consistently applied.

     "GENERAL ASSIGNMENT AGREEMENTS" means the Assignment and Assumption Agreements between BMC and each of the Lessees dated as of January 1, 2002.

     "GENERAL SURVIVAL PERIOD" has the meaning set forth in Section 7.3.

     "GOVERNMENTAL AUTHORITY" means any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     "GROUND LEASE" means that certain lease, by and between the City of Berkeley, as lessor, and William J. Boykin, as lessee, dated August 7, 1969, as amended and assigned by mesne assignments to Boykin Berkeley LLC.

     "HAZARDOUS MATERIALS" means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or other material that is hazardous, toxic, ignitable, corrosive, carcinogenic or otherwise presents a risk of danger to human, plant or animal life or the environment or that is defined, determined or identified as such in any federal, state or local law, rule or regulation and any written judicial or administrative order or final judgment in effect on or prior to the Closing Date, in each case relating to the protection of human health, safety and/or the environment, including but not limited to, any materials, wastes or substances that are included within the definition of (a) "hazardous waste" in the federal

Resource Conservation and Recovery Act; (b) "hazardous substances" in the federal Comprehensive Environmental Response, Compensation, and Liability Act;
(c) "pollutants" in the federal Clean Water Act; (d) "toxic substances" in the federal Toxic Substances Control Act; and (e) "oil or hazardous materials" in the laws or regulations of any state.

     "HILTON" means Hilton Hotel Corporation and any of its Affiliates.

     "HSR ACT" has the meaning set forth in Section 4.8.

     "INDEPENDENT ACCOUNTANTS" has the meaning set forth in Section 9.3.

     "INQUIRY" has the meaning set forth in Section 8.1(c).

     "INTERESTS" has the meaning set forth in the recitals.

     "INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT" has the meaning set forth in Section 5.2(c).

     "JABO" has the meaning set forth in the preamble.

     "JABO OPERATING AGREEMENT" means all documents comprising the operating agreement of JABO including, without limitation, all amendments, supplements and modifications thereof.

     "JABO'S ACCOUNTANTS" has the meaning set forth in Section 9.3.

     "LAWS" means applicable laws, ordinances, rules, regulations, orders and requirements of any Governmental Authorities having jurisdiction.

     "LEASE" means, with respect to each Lessee Property, the particular lease between the Operating Partnership and BMC or an Affiliate of BMC as such was assigned on December 31, 2001, to that particular Lessee.

     "LEASE ASSIGNMENT AGREEMENTS" means the Lease Assignment Agreements between BMC and each of the Lessees, dated as of December 31, 2001.

     "LESSEE" and "LESSEES" have the meaning set forth in the recitals.

     "LESSEE PROPERTIES" has the meaning set forth in the recitals.

     "LESSEE ORGANIZATIONAL DOCUMENTS" means all documents comprising the constituent organizational documents of each of the Lessees including, without limitation, operating agreements, articles of incorporation and all amendments, supplements and modifications thereof and all assignments with respect thereto.

     "LIABILITY CAP" has the meaning set forth in Section 8.2(c).

     "LIQUOR LICENSE DOCUMENTS" has the meaning set forth in Section 4.11.

     "MANAGEMENT AGREEMENTS" has the meaning set forth in Section 5.2(b).

     "NET CURRENT ASSETS AND LIABILITIES AMOUNT" has the meaning set forth in
Section 9.1.

     "NOTICES" means all notices, demands or requests made pursuant to or otherwise in connection with this Agreement.

     "OPERATING CONTRACTS" has the meaning set forth in Section 7.2(h).

     "OPERATING PARTNERSHIP" has the meaning set forth in the preamble.

     "OP PARTNERSHIP AGREEMENT" means the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of May 20, 1998, as amended by that certain Amendment to Second Amended and Restated Agreement of Limited Partnership, dated as of February 1, 1999.

     "OP PARTNERSHIP AMENDMENT" has the meaning set forth in Section 4.1.

     "OP UNITS" means those Partnership Units issued to JABO pursuant to Section 3.1.

     "PARTNERSHIP INTERESTS" has the meaning set forth in the OP Partnership Agreement.

     "PARTNERSHIP UNITS" means the non-preferred Partnership Interests of the Operating Partnership.

     "PERCENTAGE LEASES" means those certain leases pursuant to which the Lessees and Westboy hold leasehold interests in the Properties.

     "PER PROPERTY LIABILITY CAP" has the meaning set forth in Section 8.2(c).

     "PERSON" means an individual, a partnership (general or limited), limited liability company, corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person or any other entity.

     "PROPERTY" and "PROPERTIES" have the meaning set forth in the recitals.

     "PROPERTY MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 7.2(a)(vii).

     "PROPERTY SURVIVAL PERIOD" has the meaning set forth in Section 7.3.

     "REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in Section 4.2.

     "REIT" has the meaning set forth in the preamble.

     "REIT SHARES" has the meaning set forth in Section 4.5.

     "SEC DOCUMENTS" has the meaning set forth in Section 7.1(i)(ii).

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARED HILTON CLAIMS" has the meaning set forth in Section 9.4.

     "SPACE LEASES" means any existing leases, tenancies, concessions, licenses and other use or occupancy agreements affecting or relating to any portion of the Properties, together with any renewals of, additions to, modifications of or substitutions for such leases entered into by or on behalf of the Lessees or Westboy prior to the Closing Date.

     "SURVIVAL PERIOD" has the meaning set forth in Section 7.3.

     "TBG" means The Boykin Group, Inc., an Ohio corporation.

     "TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights Agreement, the Amendment to Rights Agreement, the Management Agreements, the Interests Assignment and Assumption Agreement, the Westboy Interests Assignment and Assumption Agreement, the Westboy Note Assumption, the Liquor License Documents, the Franchise Documents, the OP Partnership Amendment, the Alignment of Interests Consent, the Lease Assignment Agreements, and the General Assignment Agreement.

     "WESTBOY" has the meaning set forth in the recitals.

     "WESTBOY INTERESTS" has the meaning set forth in the recitals.

     "WESTBOY INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT" has the meaning set forth in Section 5.2(d).

     "WESTBOY MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 7.2(a)(vii).

     "WESTBOY MEMBER'S EQUITY" means the member's equity of Westboy as shall be reflected on Westboy's balance sheet as of December 31, 2001, determined under GAAP consistently applied; but without considering the Westboy Note as an asset of Westboy, or the BMC Hilton Claims or the Shared Hilton Claims as either an asset or a liability.

     "WESTBOY NOTE" has the meaning set forth in Section 4.10.

     "WESTBOY NOTE ASSUMPTION" has the meaning set forth in Section 4.10.

     "WESTBOY PROPERTIES" has the meaning set forth in the recitals.

     "WIND UP DATE" has the meaning set forth in Section 9.3.

                                   ARTICLE 2

                      CONTRIBUTIONS OF INTERESTS; CONSENTS

     2.1 CONTRIBUTIONS OF INTERESTS. Subject to and on the terms and conditions hereinafter set forth, assuming satisfaction by the BMC Parties and/or waiver by the BLC Parties and satisfaction by the BLC Parties and/or waiver by the BMC Parties of all conditions set forth in

Sections 6.1 and 6.2, respectively, on the date and at the time and place provided for in Section 5.1:

          (a) JABO shall contribute, transfer, assign and deliver all of its right, title and interest in and to the Interests to the Operating Partnership; and

          (b) JABO shall contribute all of its right, title and interest in and to the Westboy Interests to the Operating Partnership.

                                   ARTICLE 3

                                  CONSIDERATION

     3.1 CONSIDERATION. On the Closing Date, assuming satisfaction by the BMC Parties and/or waiver by the BLC Parties and satisfaction by the BLC Parties and/or waiver by the BMC Parties of all conditions set forth in Sections 6.1 and 6.2, respectively, as consideration (the "CONSIDERATION") for the contributions described in Section 2.1, the Operating Partnership agrees and the REIT shall cause the Operating Partnership to admit JABO as an additional limited partner of the Operating Partnership and to issue to JABO 1,427,142 OP Units as set forth in the OP Partnership Amendment.

                                   ARTICLE 4

                                    COVENANTS

     4.1 AMENDMENT TO THE OP PARTNERSHIP AGREEMENT. At or prior to the Closing, the Operating Partnership agrees to adopt an amendment, in the form attached hereto as EXHIBIT C (the "OP PARTNERSHIP AMENDMENT"), to the OP Partnership Agreement reflecting the admission of JABO as an additional limited partner to the Operating Partnership and the issuance of the OP Units in accordance with the provisions of Section 3.1 of this Agreement.

     4.2 REGISTRATION RIGHTS AGREEMENT. At or prior to the Closing, the REIT and JABO agree to enter into and deliver the registration rights agreement, in the form attached hereto as EXHIBIT D (the "REGISTRATION RIGHTS AGREEMENT").

     4.3 AMENDMENT TO RIGHTS AGREEMENT. At or prior to the Closing Date, the REIT agrees to adopt an amendment to the Shareholder Rights Agreement between the REIT and National City Bank, dated May 25, 1999, in the form attached hereto as EXHIBIT E (the "AMENDMENT TO RIGHTS AGREEMENT").

     4.4 EXPENSES. Each party agrees to pay its own expenses (including the fees and expenses of its own attorneys, accountants and other advisers) in connection with its due diligence activities, negotiating this Agreement and any related agreements, obtaining any required approvals and otherwise preparing for the Closing. The parties agree to cooperate with one another to prepare and file with the relevant authorities all sales, use and transfer tax returns, affidavits and other similar instruments, if any, required in connection with the payment of the foregoing expenses. The REIT agrees to prepare and file with the relevant authorities all necessary sales, use and transfer tax returns and related instruments in connection with the transfer to the Operating Partnership of the Interests and Westboy Interest, if any, and to pay all sales, use or transfer taxes, if any, required in connection therewith. The BLC Parties agree to pay any fees, costs and charges due in connection with the transfer of any liquor licenses and franchise license agreements or the retention of any liquor licenses or franchise license agreements by BMC for the benefit of the Lessees pursuant to Sections 4.11 and 4.12, including such fees, costs and charges arising after the date hereof.

     4.5 RESERVATION OF REIT SHARES. The REIT agrees that commencing on or prior to the Closing and at all times thereafter it will reserve and keep available, free from preemptive rights, out of its authorized but unissued common shares, solely for the purpose of issuance upon redemption of the OP Units, the full number of the common shares of the REIT without a par value per share ("REIT SHARES") then deliverable upon redemption in full of all of the OP Units should the REIT as general partner of the Operating Partnership elect to issue all such REIT shares upon any such redemption request.

     4.6 RESIGNATION OF OFFICERS. At or prior to the Closing, JABO agrees to cause Robert W. Boykin and each family member of Robert W. Boykin that is then an officer or director of any Lessee or Westboy to resign from such position. Each such resigning officer and director shall receive a release from the relevant Lessee or Westboy in the form attached hereto as SCHEDULE 4.6.

     4.7 FINANCIAL STATEMENTS. BMC agrees that, at its expense, it will provide the REIT with (i) a combined statement of operations that will include its operations with respect to each Property for the year ended December 31, 2001, audited by Arthur Andersen LLP, before March 31, 2002, and (ii) a "management's discussion and analysis" comparing and explaining specific line items in the foregoing statements. The foregoing statements and analysis will be delivered in a form and format that will facilitate their inclusion in any filing required to be made by the BLC Parties with any Governmental Authority.

     4.8 HSR ACT. The BMC Parties and the BLC Parties agree that they have mutually concluded that no filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR ACT"), is required with respect to the transactions contemplated hereby.

     4.9 [INTENTIONALLY OMITTED]

     4.10 ASSUMPTION OF WESTBOY NOTE. At Closing, BMC agrees to assign to the Operating Partnership its obligations under that certain promissory note dated as of December 31, 1997, and all requests for payment thereunder subsequently executed, which in the aggregate obligate BMC to make additional capital contributions to Westboy in the amount of Nine Hundred Thousand Dollars ($900,000) (collectively, the "WESTBOY NOTE"), and the Operating Partnership agrees to assume such obligations in the form attached hereto as EXHIBIT F (the "WESTBOY NOTE ASSUMPTION") and, immediately following the Closing, the BLC Parties shall cause Westboy to release BMC from its obligations under the Westboy Note.

     4.11 LIQUOR LICENSES. The BMC Parties agree to assign to the applicable Lessee and each such Lessee shall agree to assume on, prior to or after the Closing the liquor licenses set forth in SCHEDULE 4.11(i). At, prior to or after the Closing, the BMC Parties agree to notify the relevant liquor commissions on or before the Closing Date of the change in the membership of Westboy with regard to the liquor licenses for the Properties set forth in SCHEDULE 4.11(II). Except as set forth on SCHEDULE 4.11(i) or Schedule 4.11(ii), all liquor licenses shall remain with the applicable holder of record as of December 31, 2001. All documents executed pursuant to this Section 4.11, shall be referred to herein as the "LIQUOR LICENSE DOCUMENTS".

     4.12 FRANCHISE AGREEMENTS. At or prior to the Closing, the BMC Parties agree to assign to the applicable Lessee and each such Lessee shall agree to assume the franchise license agreements for the Properties set forth on SCHEDULE 4.12(i). At or prior to the Closing, the BMC Parties agree to terminate the franchise license agreements for the Properties set forth on SCHEDULE 4.12(ii) and the BLC Parties agree that the Lessees shall enter into new franchise license agreements for such Properties effective immediately after the Closing. The BMC Parties agree to retain the franchise license agreements set forth on
SCHEDULE 4.12(iii). All documents executed pursuant to this Section 4.12, shall be referred to herein as the "FRANCHISE DOCUMENTS".

     4.13 POST-CLOSING COOPERATION. Each party agrees that it will cooperate with the other party for a reasonable period after the Closing by, where practical, providing the other party with information that it presently possesses with respect to the current status of pending litigation and insurance claims relating to the Properties or circumstances underlying such litigation or claims to the extent the litigation or underlying circumstances arose prior to the Closing.


                                   ARTICLE 2

                                     CLOSING

     5.1 CLOSING. Subject to the terms and conditions of this Agreement, the Closing shall take place at the office of Thompson Hine LLP, 3900 Key Center, 127 Public Square, Cleveland, Ohio 44114, at 9:00 A.M., E.S.T. on January 2, 2002, but be deemed effective as of 3:01 A.M., E.S.T. on January 1, 2002, or at such other place, time and date as may hereafter be mutually agreed between the BMC Parties and the BLC Parties (the "CLOSING DATE"). As used in this Agreement, the term "CLOSING" means the transfer and assignment of the Interests and Westboy Interests to the Operating Partnership in exchange for the Consideration and the performance by each party hereto of the obligations on its part then to be performed under and in accordance with this Agreement.

     5.2 CLOSING DELIVERIES BY THE BMC PARTIES. At the Closing, the respective BMC Parties will deliver to the respective BLC Parties each of the following instruments and documents:

          (a) REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement, duly executed by JABO.

          (b) MANAGEMENT AGREEMENTS. Management agreements with respect to each of the Lessee Properties in the form attached hereto as EXHIBIT G (the "MANAGEMENT AGREEMENTS"), duly executed by BMC.

          (c) INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT. An assignment and assumption agreement for the Interests in the form of EXHIBIT H attached hereto (the "INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT"), duly executed by JABO.

          (d) WESTBOY INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT. An assignment and assumption agreement for the Westboy Interests in the form of
EXHIBIT I attached hereto (the "WESTBOY INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT"), duly executed by JABO.

          (e) CERTIFICATES.

               (i) A certificate, issued by the Secretary of State of the State of Ohio and dated not earlier than thirty (30) Business Days prior to the Closing Date, certifying as to the good standing of BMC, JABO and Westboy under the laws of Ohio.

               (ii) A certificate, issued by the Secretary of State of the State of Delaware and dated not earlier than thirty (30) Business Days prior to the Closing Date, certifying as to the good standing of JABO, Westboy and each of the Lessees under the laws of Delaware.

               (iii) A certificate, issued by the Secretary of State of the State where each Property is located and dated not earlier than thirty (30) Business Days prior to the Closing Date, certifying as to the good standing of such Lessee or Westboy which owns the leasehold interest in such Property under the laws of such State to the extent not covered in (i) or
     (ii) above.

               (iv) A duly executed certificate of the secretary of BMC, dated as of such Closing Date, certifying:

               (A) that (i) attached to such certificate is a true and complete copy of resolutions adopted by the board of directors of BMC, which resolutions approve the transactions contemplated hereunder and authorize the officers of BMC to execute and deliver, for and on behalf of BMC, this Agreement, the Management Agreements and each other agreement or instrument necessary for the consummation of the transactions contemplated by this Agreement and the Management Agreements to be executed and delivered by BMC, (ii) the adoption of the attached resolutions by the board of directors constitutes the only authorization required for the aforementioned execution, delivery and consummation by BMC of the transactions contemplated hereunder, and (iii) such authorization has not been revoked or otherwise withdrawn and remains in full force and effect.

               (v) A duly executed certificate of BMC as the managing member of JABO, dated as of such Closing Date, certifying:

               (A) that (i) attached to such certificate is a true and complete copy of the resolutions adopted by the board of directors of BMC, which resolutions approve the transactions contemplated hereunder and authorize the officers of

          BMC to execute and deliver, for and on behalf of JABO, this Agreement and the other Transaction Documents or any instruments necessary for the consummation of the transactions contemplated hereunder and thereunder to be executed and delivered by JABO, (ii) the adoption of the attached resolutions by the board of directors of BMC constitutes the only authorization required for the aforementioned execution, delivery and consummation by JABO of the transactions contemplated hereunder, and (iii) such authorization has not been revoked or otherwise withdrawn and remains in full force and effect;

               (B) that (i) attached to such certificate is a true and complete copy of the BMC Operating Agreement and BMC's articles of organization, (ii) such instruments have not been amended (except as noted therein) and (iii) such instruments are in full force and effect as of the Closing Date.

               (C) that (i) attached to such certificate is a true and complete copy of the JABO Operating Agreement and JABO's certificate of formation (certified by the Secretary of State of the State of Delaware), (ii) such instruments have not been amended (except as noted therein) and (iii) such instruments are in full force and effect as of the Closing Date;

               (D) that (i) attached to such certificate is a true and complete copy of each Lessee's operating agreement and certificate of formation (certified by the Secretary of State of the State of Delaware), (ii) such instruments have not been amended (except as noted therein) and
          (iii) such instruments are in full force and effect as of the Closing Date; and

               (E) that (i) attached to such certificate is a true and complete copy of Westboy's operating agreement and certificate of formation (certified by the Secretary of State of the State of Delaware), (ii) such instruments have not been amended (except as noted therein) and
          (iii) such instruments are in full force and effect as of the Closing.

          (f) OPINION. An opinion of counsel to BMC in substantially the form attached hereto as EXHIBIT J.

          (g) LIQUOR LICENSES. An assignment and assumption of the liquor licenses listed on SCHEDULE 4.11, duly executed by BMC, and such other agreements necessary to satisfy Section 4.11, duly executed by BMC.

          (h) FRANCHISE AGREEMENTS. An assignment and assumption of the franchise license agreements listed on SCHEDULE 4.12, duly executed by BMC, and such other agreements necessary to satisfy the requirements of Section 4.12, duly executed by BMC.

          (i) FIRPTA AFFIDAVIT. An affidavit of JABO , in the form of EXHIBIT K attached hereto, stating the U.S. taxpayer identification number of JABO and that JABO is a "United States person", as defined by the Internal Revenue Code
Section 7701(a)(30).

          (j) RECORDS. At the Closing, the BMC Parties shall deliver hard copies (originals, to the extent they exist) in their existing file folders (to the extent they exist in such folders), and to the extent available in electronic format on computer disk or other comparable storage medium, to, or at the direction of, the Operating Partnership (a) all documents, records and books of account, or copies thereof, relating to the construction, ownership, management, leasing and operation of the Properties which are in the BMC Parties' possession or in the possession of their agents and owned by BMC on the Closing Date, including original Percentage Leases, Space Leases, the Ground Lease and other ground leases, if any, and all associated lease files, (b) any other financial information in the BMC Parties' possession or in the possession of their agents and owned by BMC relating to the Properties, and (c) to the extent available and in the possession of the BMC Parties, copies of all litigation files and information on claims and insurance claims relating to the Properties, the Lessees or Westboy; provided, however, that the BMC Parties shall retain possession of such documents, records, books and other information that BMC has a right to possess, as agent for a Lessee under a Management Agreement, subject to the terms and conditions of such Management Agreement. The BMC Parties shall also deliver to, or at the direction of, the Operating Partnership, both prior to and after the Closing, copies of any documents in the possession of the BMC Parties or their agents and owned by BMC that may be necessary or helpful to the Operating Partnership in adjusting losses or claims or otherwise enforcing or settling claims with respect to all Percentage Leases, Space Leases, insurance policies or contracts relating to the Properties.

          (k) OTHER DOCUMENTS, ETC. All other instruments and documents, if any, required to be executed, acknowledged and/or delivered by the BMC Parties to the Operating Partnership and/or the REIT pursuant to and in accordance with any of the other provisions of this Agreement and the other Transaction Documents or instruments as the Operating Partnership or the REIT may reasonably request to effect the transactions contemplated in the aforementioned agreements.

     5.3 CLOSING DELIVERIES BY THE BLC PARTIES. At the Closing, the respective BLC Parties will deliver to the respective BMC Parties each of the following instruments, documents and payments:

          (a) CONSIDERATION. The Consideration as provided for in Section 3.1 of this Agreement by execution of the OP Partnership Amendment.

          (b) OP PARTNERSHIP AMENDMENT. The OP Partnership Amendment, duly executed by the REIT, as general partner of the Operating Partnership.

          (c) REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement, duly executed by the REIT.

          (d) AMENDMENT TO RIGHTS AGREEMENT. The Amendment to Rights Agreement, duly executed by the REIT and National City Bank.

          (e) MANAGEMENT AGREEMENTS. The Management Agreements with respect to each of the Lessee Properties, duly executed by the applicable Lessee.

          (f) INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT. The Interests Assignment and Assumption Agreement, duly executed by the Operating Partnership.

          (g) WESTBOY INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT. The Westboy Interests Assignment and Assumption Agreement, duly executed by the Operating Partnership.

          (h) CERTIFICATES.

               (i) A certificate issued by the Secretary of State of the State of Ohio and dated not earlier than thirty (30) days prior to the Closing Date, certifying as to the good standing of the REIT and the full force and effect of the Operating Partnership under the laws of the State of Ohio.

               (ii) A duly executed certificate of the Secretary of the REIT, dated as of the Closing Date, certifying:

               (A) that (i) attached to such certificate is a true and complete copy of the resolutions adopted by the board of directors of the REIT, which resolutions approve the transactions contemplated hereunder and authorize the REIT on its own behalf and as general partner of the Operating Partnership to execute and deliver this Agreement and the other Transaction Documents or any instrument necessary for the consummation of the transactions contemplated hereunder and thereunder, and which provide for the reservation of the full number of REIT Shares that will be deliverable upon redemption in full of all the OP Units issued pursuant to Section 3.1 should the REIT elect to issue such REIT Shares upon any redemption request, (ii) the adoption of the attached resolutions by the board of directors of the REIT constitutes the only authorization required for the aforementioned execution, delivery and consummation by the REIT on its own behalf and on behalf of the Operating Partnership, and (iii) such authorization has not been revoked or otherwise withdrawn and remains in full force and effect;

               (B) that (i) attached to such certificate is a true and complete copy of the OP Partnership Agreement, the certificate of limited partnership of the Operating Partnership and the articles of incorporation and code of regulations of the REIT, (ii) such instruments have not been amended (except as noted therein) and (iii) such instruments are in full force and effect as of such Closing Date.

               (i) OPINION. An opinion of counsel to the BLC Parties in substantially the form attached as EXHIBIT L.

               (j) WESTBOY NOTE. The Westboy Note Assumption, duly executed by the Operating Partnership and Westboy.

               (k) TRANSFER TAXES. All necessary sales, use and transfer tax reports and related instruments required to be filed with any Governmental Authority in connection with the transfer to the Operating Partnership of the Interests and Westboy Interests, duly executed by the

BLC Parties, and payment of or provisions for any amounts due to any Governmental Authority in connection therewith.

               (l) LIQUOR LICENSES. An assignment and assumption of the liquor licenses listed on SCHEDULE 4.11, duly executed by the Operating Partnership and the applicable Lessee in each case and such other agreements necessary to satisfy Section 4.11, duly executed by the Operating Partnership and the applicable Lessee.

               (m) FRANCHISE AGREEMENTS. An assignment and assumption of the franchise license agreements listed on SCHEDULE 4.12, duly executed by the Operating Partnership or the applicable Lessee and such other agreements necessary to satisfy the requirements of Section 4.12, duly executed by the Operating Partnership and the applicable Lessee.

               (n) ALIGNMENT OF INTERESTS CONSENT. The Operating Partnership's consent in the form of EXHIBIT M attached hereto (the "ALIGNMENT OF INTERESTS CONSENT"), as required under the Alignment of Interests Agreement, dated November 4, 1996, among the REIT, the Operating Partnership, BMC, TBG, Purchasing Concepts, Inc., Robert J. Boykin and John E. Boykin.

               (o) OTHER DOCUMENTS, ETC. All other instruments and documents, if any, required to be executed, acknowledged and/or delivered by the Operating Partnership and/or the REIT to the BMC Parties pursuant to and in accordance with any of the other provisions of this Agreement, the other Transaction Documents and such other agreements or instruments as the BMC Parties may reasonably request to effect the transactions contemplated in the aforementioned agreements.


                                   ARTICLE 6

                         CONDITIONS PRECEDENT TO CLOSING

     6.1 CONDITIONS PRECEDENT TO OBLIGATION OF THE REIT AND THE OPERATING PARTNERSHIP. The obligation of the REIT and the Operating Partnership to consummate the transactions contemplated herein shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by the REIT and/or the Operating Partnership in their sole discretion:

          (a) DELIVERY OF DOCUMENTS. The BMC Parties shall have delivered all of the items required to be delivered to the BLC Parties pursuant to Section 5.2.

          (b) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the BMC Parties in Section 7.2 of this Agreement shall be true and correct in all material respects as originally made and, if applicable, as remade on and as of the Closing Date (or, if made as of a specified date, as of such date).

          (c) OBSERVANCE OF COVENANTS. The BMC Parties shall have performed and observed, in all material respects, all covenants and agreements in this Agreement to be performed and observed by the BMC Parties as of the Closing Date.

          (d) TRANSACTIONS NOT PROHIBITED. No statute, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation by the BMC Parties or any of the Lessees of the transactions contemplated by this Agreement, and the other Transaction Documents shall be in effect or, if applicable, have been threatened in writing by any Governmental Authority, other than any such order or other legal restraint or prohibition or written threat thereof obtained or instituted by or on behalf of the REIT, the Operating Partnership or any of their Affiliates.

          (e) CONSENTS AND WAIVERS. The BLC Parties shall have obtained the lender, franchisor and other third-party consents and waivers, consents, authorizations and approvals from the limited partners of the Operating Partnership necessary to consummate the transactions contemplated herein, which consents, waivers, authorizations and approvals are set forth on SCHEDULE 6.1(e). The BLC Parties agree to use commercially reasonable efforts to obtain such consents, waivers, authorizations and approvals.

     6.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BMC PARTIES. The obligation of the BMC Parties to consummate the transactions contemplated herein shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by the BMC Parties in their sole discretion:

          (a) RECEIPT OF CONSIDERATION. The Operating Partnership shall have delivered the Consideration.

          (b) DELIVERY OF DOCUMENTS. The BLC Parties shall have delivered all of the items required to be delivered to the BMC Parties pursuant to Section 5.3.

          (c) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the BLC Parties contained in Section 7.1 of this Agreement shall be true and correct in all material respects as originally made and as remade on and as of the Closing Date (or, if made as of a specified date, as of that date).

          (d) OBSERVANCE OF COVENANTS. The BLC Parties shall have performed and observed, in all material respects, all covenants and agreements in this Agreement to be performed and observed by the BLC Parties as of the Closing Date.

          (e) TRANSACTIONS NOT PROHIBITED. No statute, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation by the BLC Parties of the transactions contemplated by this Agreement and the other Transaction Documents shall be in effect, or, if applicable, have been threatened in writing by any Governmental Authority, other than any such order or other legal restraint or prohibition or written threat thereof obtained or initiated by or on behalf of the BMC Parties or any of their Affiliates.

          (f) REIT SHARES. The REIT shall have reserved for issuance and made available, free from preemptive rights, out of the REIT's authorized but unissued common shares, solely for the purpose of issuance upon redemption of the OP Units, the full number of

REIT Shares then deliverable upon redemption in full of all of the OP Units should the REIT elect to issue all such REIT Shares upon any such redemption request.

          (g) CONSENTS AND WAIVERS. The BMC Parties shall have obtained the lender, franchisor and other third-party consents, waivers, authorizations and approvals necessary to consummate the transactions contemplated herein, which consents, waivers, authorizations and approvals are set forth in SCHEDULE 6.2(g). The BMC Parties agree to use commercially reasonable efforts to obtain such consents, waivers, authorizations, and approvals, and any other requirements and conditions precedent with respect to such consents, waivers, authorizations and approvals.

          (h) TRANSFER TAXES. All necessary sales, use and transfer tax reports and related instruments required to be filed with any Governmental Authority in connection with the transfer to the Operating Partnership of the Interests and Westboy Interests shall have been prepared by the BLC Parties, and payment of or provisions for any amounts due to any Governmental Authority in connection herewith shall have been made by the BLC Parties.

                                   ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

     7.1 REPRESENTATIONS AND WARRANTIES OF THE BLC PARTIES. In order to induce the BMC Parties to carry out the transactions contemplated by this Agreement, the REIT and the Operating Partnership, jointly and severally, make the following representations and warranties to the BMC Parties:

          (a) ORGANIZATION, GOOD STANDING AND AUTHORITY OF THE REIT. The REIT is a corporation, duly organized, validly existing and in good standing under the laws of the State of Ohio, is duly qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where failure to so qualify would not interfere in any material respect with the ability of the REIT to consummate any of the transactions contemplated in this Agreement, and the REIT is authorized to consummate the transactions contemplated hereby, to fulfill all of its respective obligations hereunder and under all documents contemplated hereunder to be executed by the REIT and to execute and deliver this Agreement, the other Transaction Documents and all documents contemplated hereunder and thereunder to which it is a party, and to perform all of its respective obligations hereunder and thereunder. The REIT has delivered to the BMC Parties true, correct and complete copies of the articles of incorporation of the REIT and the code of regulations of the REIT.

          (b) ORGANIZATION, FULL FORCE AND EFFECT AND AUTHORITY OF THE OPERATING PARTNERSHIP. The Operating Partnership is a limited partnership, duly organized, validly existing and in full force and effect under the laws of the State of Ohio, is duly qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where failure to so qualify would not interfere in any material respect with the ability of the Operating Partnership, the REIT or, with regard to the Management Agreements, the Lessees to complete any of the transactions contemplated in this Agreement or to issue the OP Units and comply with their terms or materially and adversely affect the business, operations, financial conditions or assets of the Operating Partnership or any of the Lessees, determined either (i) without giving effect in whole or in part to the transactions contemplated herein, or (ii) after giving such effect (any such interference or adverse effect, a "BLC MATERIAL ADVERSE EFFECT"), and the Operating Partnership is authorized to consummate the transactions contemplated hereby and under any of the Transaction Documents to which it is a party and to fulfill all of its respective obligations hereunder and thereunder and under all documents contemplated hereunder and thereunder to be executed by the Operating Partnership, and has all necessary power to issue the OP Units and to execute and deliver this Agreement and the other Transaction Documents to which it is a party all documents contemplated hereunder and thereunder to be executed by the Operating Partnership and to perform all of its respective obligations hereunder and thereunder. The Operating Partnership has delivered to the BMC Parties true, correct and complete copies of the OP Partnership Agreement and the certificate of limited partnership of the Operating Partnership.

          (c) THE BLC PARTIES' AUTHORIZATION AND BINDING EFFECT. This Agreement and the other Transaction Documents have been, and all documents contemplated hereunder and thereunder to be executed by or at the direction of the Operating Partnership and/or the REIT, when executed and delivered will have been, duly authorized and approved by all requisite partnership or corporate action on the part of the Operating Partnership and the REIT and each is, or will be, upon execution and delivery, as applicable, a legal, valid and binding obligation of the Operating Partnership and/or the REIT, as the case may be, enforceable against each such party in accordance with each of its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law. Neither the execution and delivery of this Agreement, the other Transaction Documents or any document contemplated hereunder and thereunder to be executed by or at the direction of the Operating Partnership or the REIT, nor the issuance of the OP Units and performance of the obligations of the Operating Partnership or the REIT or the Lessees hereunder or thereunder, will (i) result in the violation of any provision of the OP Partnership Agreement, the articles of limited partnership of the Operating Partnership or the certificate of incorporation or code of regulations of the REIT or the Lessee Organizational Documents, or (ii) conflict with any order or decree of any court or governmental instrumentality of any nature by which the Operating Partnership or the REIT is bound or to which it is subject.

          (d) THE LESSEES AUTHORIZATION AND BINDING EFFECT. The Management Agreements and all documents contemplated thereunder to be executed by the Lessees, when executed and delivered, will have been duly authorized by all requisite corporate action on the part of each of the Lessees and each is, or will be, upon execution and delivery, a legal, valid and binding obligation of each such Lessee, enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law. Neither the execution and delivery of the Management Agreements or any document contemplated thereunder to be executed by the Lessees nor performance of the obligations of the Lessees thereunder, will result in the violation of any provision of the OP Partnership Agreement, the articles of limited partnership of the Operating Partnership or the certificate of incorporation or code of regulations of the REIT.

          (e) CONFLICTING AGREEMENTS AND OTHER MATTERS. The execution, delivery and performance of this Agreement and the other Transaction Documents by the REIT and the Operating Partnership (and the Lessees, solely with respect to performance of obligations after the date hereof) and fulfillment of and compliance with the terms and provisions hereof and thereof, the issuance of the OP Units to be issued to JABO pursuant to this Agreement, and the issuance of the REIT Shares upon redemption, will not (i) violate any provision of any law presently in effect having applicability to the REIT or the Operating Partnership or any of their properties, except such violations as could not reasonably be expected to have a BLC Material Adverse Effect, (ii) conflict with or result in a breach of or constitute a default under the OP Partnership Agreement, as amended by the OP Partnership Amendment, charter or bylaws or any other organizational document of either the REIT or the Operating Partnership,
(iii) require any consent, approval (other than shareholder approval of the issuance of REIT Shares upon redemption of the OP Units issued to JABO pursuant to this Agreement) or notice (not received and/or given prior to the Closing) under, or conflict with or result in a breach of, constitute a default or accelerate any right under, any note, bond, mortgage, license, indenture or loan or credit agreement, or any other agreement or instrument, to which the REIT or the Operating Partnership is a party or by which any of its respective properties is bound, (iv) require any of the BLC Parties to obtain any consent, approval or action of, or make any filing with or give any notice to, any Governmental Authority or any other Person, (v) violate any order or decree of any court, arbitrator or other Governmental Authority against or binding upon any of the BLC Parties or, to the Actual Knowledge of the REIT or the Operating Partnership, any of its assets, or (vi) result in, or require the creation or imposition of, any lien upon or with respect to any of the Interests, other than as contemplated herein, except such consents, approvals, notices, conflicts, breaches, defaults, results or requirements as could not reasonably be expected to have a BLC Material Adverse Effect or impair or interfere with consummation of the transactions contemplated herein. In addition, to each of the BLC Parties' Actual Knowledge, excluding facts or circumstances generally affecting the lodging industry, no facts or circumstances exist that, individually or in the aggregate, could reasonably be expected to have a BLC Material Adverse Effect or impair or interfere in any material respect with the consummation of the transactions contemplated herein.

          (f) LITIGATION, PROCEEDING, ETC. Except to the extent set forth in
SCHEDULE 7.1(f)(i), there is no action, suit, notice of violation, proceeding or investigation pending or, to the Actual Knowledge of the REIT and the Operating Partnership, threatened in writing against or affecting the REIT or the Operating Partnership or any of their respective properties before or by any Governmental Authority which (i) challenges the legality, validity or enforceability of the transactions contemplated herein or of any of the documents relating to the transactions contemplated herein, or (ii) could (individually or in the aggregate) reasonably be expected to have a BLC Material Adverse Effect or (iii) would (individually or in the aggregate) impair the ability of either the REIT or the Operating Partnership to perform fully on a timely basis any obligations which it has under any of the documents relating to the transactions contemplated herein. Except to the extent set forth in SCHEDULE 7.1(f)(ii), none of the BLC Parties have received written notice or have Actual Knowledge that it is (x) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which any of the

BLC Parties is a party or by which the BLC Parties or any Property are bound,
(y) in violation of any order of any Governmental Authority, or (z) in violation of any law, in each case of (x)-(z), which could reasonably be expected to (1) adversely affect the legality, validity or enforceability of the documents relating to the transactions contemplated herein, (2) adversely and materially impair any of the BLC Parties' ability or obligation to perform fully on a timely basis any obligation which it has under the documents relating to the transactions contemplated herein, or (3) have any BLC Material Adverse Effect.

          (g) GOVERNMENTAL CONSENTS, ETC. Except as may be required under any federal or applicable state securities laws in connection with the performance by the BLC Parties of their obligations under the OP Partnership Agreement with respect to certain registration rights granted thereunder and assuming the accuracy of the representations and warranties of, and the performance of the agreements of, the BMC Parties under this Agreement and any other Transaction Document, no authorization, consent, approval, waiver, license, qualification or formal exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any securities exchange is required in connection with (a) the execution, delivery or performance by the BLC Parties of this Agreement and any other Transaction Document, or (b) the issuance of the OP Units pursuant to this Agreement. At the Closing Date, the BLC Parties will have made all filings and given all notices to Governmental Authorities and obtained all necessary registrations, declarations, approvals, orders, consents, qualifications, franchises, certificates, permits and authorizations from any Governmental Authorities, to own or lease its properties and to conduct its businesses as currently owned, leased or conducted, or as contemplated hereby, except where failure to do so could not reasonably be expected to have a BLC Material Adverse Effect.

          (h) COMPLIANCE WITH LAWS.

               (i) None of the BLC Parties is in violation of any law, regulation, order or decree of any Governmental Authority, court order, decision, ruling, order or award of any arbitration other than a violation which, individually or in the aggregate with other such violations, would not impair or interfere in any material respect with the BLC Parties' ability to consummate the transactions contemplated herein or have a BLC Material Adverse Effect. None of the BLC Parties has received any written notice of violation or claimed violation of any such law, regulation or decree, or pending regulatory proceeding, action or investigation with respect thereto, or any written threat by any Governmental Authority to take regulatory action against any of the BLC Parties or any of the Properties by reason of any such violation or claimed violation other than such of the foregoing as, individually or in the aggregate, would not impair or interfere in any material respect with the BLC Parties' ability to consummate the transactions contemplated herein or have a BLC Material Adverse Effect.

               (ii) Except as set forth on SCHEDULE 7.1(h) hereto, no BLC Party has Actual Knowledge or has received any written notice within the past twelve (12) months from any Governmental Authority having jurisdiction over any of the BLC Parties of any violation of any employment or other regulatory law, order, regulation or requirement that remains uncured and which, individually or in the aggregate with other such violations which remain uncured, would impair or interfere in any material respect with the BLC Parties' ability to consummate the transactions contemplated herein or have a BLC Material Adverse Effect.

          (i) CAPITALIZATION.

               (i) OP UNITS AND PARTNERSHIP UNITS. The capitalization of the Operating Partnership is as set forth in EXHIBIT A of the OP Partnership Agreement. As of the date hereof, an aggregate of 16,681,804 Partnership Units are issued and outstanding, of which none are 1999-A Preferred Units and 16,681,804 are Partnership Units. The "conversion factor" as defined in the OP Partnership Agreement equals one (1) and prior to the date hereof no event has occurred which could cause it to be changed. There are no restrictions on the transfer of the OP Units to be issued hereunder other than those contained in the OP Partnership Agreement (as amended by the OP Partnership Amendment) or those arising out of federal and applicable state securities laws. All currently issued and outstanding Partnership Units were, and all of the OP Units to be issued in connection with the transactions contemplated herein are duly authorized and validly issued in accordance with the terms of the OP Partnership Agreement and in compliance with federal and applicable state securities laws, and, are fully paid and non-assessable with no pre-emptive rights and the OP Units to be issued in connection with the transactions contemplated herein will be issued upon the terms provided in the OP Partnership Agreement, as the same is to be amended as permitted or required hereunder. Except as set forth on SCHEDULE 7.1(i)(a) and except for the OP Units to be issued pursuant to this Agreement, as of the date hereof, there are no outstanding subscriptions, options, warrants, preemptive or other rights or other security interests or other arrangements or commitments obligating the Operating Partnership to issue any OP Units or any other security interests, or to acquire or redeem any of them. Except as described on SCHEDULE 7.1(i)(a), there are no obligations to register any OP Units for any member of the Operating Partnership for trading. At the Closing, upon receipt of the Interests and Westboy Interests being contributed in exchange for OP Units, the Operating Partnership will issue the OP Units to be issued hereunder free and clear of all liens other than those suffered or permitted or granted by the BMC Parties and, as of the Closing, JABO will be admitted as a limited partner of the Operating Partnership. The issuance of the OP Units to JABO at the Closing will not require any approval or consent of any Person, except any such approval as shall have been obtained on or prior to the date hereof. Assuming each of the BMC Parties is either an "accredited investor" as defined in Rule 501 under the Securities Act or a person who is not an accredited investor but was advised by a qualified purchaser's representative (and there are no more than thirty-five (35) such non-accredited investors), the issuance of the OP Units hereunder is exempt from registration under the Securities Act and the applicable state securities laws.

               (ii) REIT SHARES. The SEC Documents set forth (i) the authorized capital shares of the REIT, and (ii) for each class and series of capital stock of the REIT, the total number of options and warrants to acquire such capital stock and any commitments to issue or grant any of the foregoing. As of December 31, 2001, the total number of shares of such capital shares outstanding is 17,390,690, of which none are preferred shares and 17,390,690 are REIT Shares. All of the outstanding REIT Shares are duly and validly issued, fully paid and non-assessable and not subject to any preemptive rights. Except as set forth on SCHEDULE 7.1(i)(b) and except for REIT Shares that may be issued upon redemption of the OP Units issued under this Agreement as Consideration, as of the date hereof, there are no outstanding subscriptions, options, warrants, preemptive or other rights or other security interests or other arrangements or commitments obligating the REIT to issue any REIT Shares, any other shares of capital stock or any other security interests, or to acquire or redeem any of them. Except as described on SCHEDULE 7.1(i)(b), there are no obligations to register for trading any REIT Shares or other equity interests in the REIT for any person. The REIT Shares to be issued upon redemption of the OP Units issued herein as Consideration will be issued free and clear of all liens other than those suffered or permitted or granted by the BMC Parties and the issuance of such REIT Shares to JABO will not require any approval or consent of any Person, except for shareholder approval required for the issuance of over 1% of the REIT's capital stock at any one instance, assuming such issuance were to occur on the Closing Date. For the purposes hereof, "SEC DOCUMENTS" shall mean all reports, schedules, forms, statements, proxy information and solicitation materials and other documents required by the Securities Act or the Securities Exchange Act of 1934, as amended, or the rules or regulations promulgated thereunder, filed by the REIT in each case in the form and with the substance prescribed by either such act or such rules or regulations, including, without limitation the most recent filings by the REIT, which were made on November 14, 2001.

     7.2 REPRESENTATIONS AND WARRANTIES OF THE BMC PARTIES. In order to induce the BLC Parties to carry out the transactions contemplated by this Agreement, as of the date of this Agreement, the BMC Parties represent and warrant to and agree with each of the BLC Parties, as follows:

          (a) ORGANIZATION, GOOD STANDING AND AUTHORITY; BINDING EFFECT.

               (i) BMC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio, is duly qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where failure to so qualify would not interfere in any material respect with the ability of BMC to consummate any of the transactions contemplated in this Agreement.

               (ii) JABO is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where failure to so qualify would not interfere in any material respect with the ability of JABO to complete any of the transactions contemplated in this Agreement.

               (iii) BMC owns 99% of the membership interests in JABO and is the managing member of JABO. The John E. Boykin 1997 Amended and Restated Revocable Trust Indenture, dated November 19, 1997, owns 0.4615% of the membership interests in JABO. The Robert W. Boykin Second 1997 Amended and Restated

     Revocable Trust Indenture, dated July 23, 1997, owns 0.5385% of the membership interests in JABO.

               (iv) Each of the BMC Parties is authorized to consummate the transactions contemplated hereby, to fulfill all of their respective obligations hereunder and under all documents contemplated hereunder to be executed by the BMC Parties and to execute and deliver this Agreement and the other Transaction Documents and all documents contemplated hereunder and thereunder to be executed by any of the BMC Parties, and to perform all of its respective obligations hereunder and thereunder. The BMC Parties have delivered to the BLC Parties true, correct and complete copies of the certificate of formation of BMC and JABO and the operating agreements of BMC and JABO.

               (v) JABO has the power to, and is duly authorized and otherwise duly qualified to, purchase and hold securities such as Partnership Units and common shares of the REIT.

               (vi) This Agreement and the other Transaction Documents have been, and all documents contemplated hereunder and thereunder to be executed by the BMC Parties, when executed and delivered will have been, duly authorized and approved by all necessary action of BMC or JABO, as applicable, and are, or will be upon execution and delivery, a legal, valid and binding obligation of each such party as the case may be, enforceable against each party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

               (vii) Except to the extent set forth in SCHEDULE 7.2(a), the execution, delivery, and performance by each of the BMC Parties of this Agreement and each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby (including the transfer of the Interests and the Westboy Interests to the Operating Partnership) will not
     (A) subject to receipt of the consents and approvals described in clause
     (B), violate any provision of the governing documents of any of the BMC Parties or any Lessee Organizational Documents, except where failure to do so would not interfere in any material respect with the ability of the BMC Parties or the Lessees (other than with respect to the Management Agreements) to complete any of the transactions contemplated in this Agreement or any other Transaction Document and comply with their terms or materially and adversely affect the business, operations, financial condition or assets of the BMC Parties or the Lessees, determined either
     (i) without giving effect in whole or in part to the transactions contemplated herein, or (ii) after giving such effect, (B) require any of the BMC Parties to obtain any consent, approval, or action of, or make any filing with or give any notice to, any Governmental Authority or any other Person, (C) conflict with, result in the breach of or constitute a default under any lease, note, mortgage, or other binding agreement to which any of the BMC Parties, any Lessee or Westboy is a party or by or to which any of the BMC Parties, Westboy or any of the Lessees may be bound, (D) violate any order or decree of any court, arbitrator or other Governmental Authority against or binding upon any of the BMC Parties or any of the Lessees or, to the Actual Knowledge of BMC, any of the Properties, (E) violate any law or regulation of any Governmental Authority presently in effect to which any of the BMC Parties or any of the Lessees is subject, or (F) result in, or require the creation or imposition of, any lien upon or with respect to any of the Interests, other than as contemplated herein; except, in the case of the preceding clauses (B), (C), (D), (E), and (F), where the failure to obtain a consent, approval or action or to make any filing where the occurrence of such a conflict, breach, default, violation, results or requirements individually or in the aggregate, would not have a material adverse effect on the business, results of operations or financial operation of (x) a Lessee and/or its related Property (a "PROPERTY MATERIAL ADVERSE EFFECT"), or (y) Westboy or the Westboy Properties on an aggregate basis (a "WESTBOY MATERIAL ADVERSE EFFECT") or impair or interfere in any material respect with the consummation of the transactions contemplated herein. In addition, to the Actual Knowledge of the BMC Parties, excluding facts or circumstances generally affecting the lodging industry, no facts or circumstances exist that, individually or in the aggregate, could reasonably be expected to have a Property Material Adverse Effect or impair or interfere in material respect with the consummation of the transactions contemplated herein.

          (b) TITLE TO INTERESTS AND WESTBOY INTERESTS.

               (i) The Interests have been duly authorized and validly issued in accordance with the constituent organizational documents of the issuers thereof and applicable law. JABO, immediately preceding the Closing, will own 100% of the Interests to be contributed, free and clear of all rights, liens, claims and encumbrances other than claims or encumbrances arising pursuant to the organizational documents of the relevant issuer of those Interests and claims arising pursuant to this Agreement, and subject to restrictions on transfer under federal and state securities laws. Neither BMC nor JABO has pledged any of the Interests or consented to the pledge or encumbrance of any of the Interests.

               (ii) The Westboy Interests have been duly authorized and validly issued in accordance with the articles of organization and operating agreement of Westboy and applicable law. JABO, immediately prior to the Closing, will own 100% of the Westboy Interests to be contributed, and are free and clear of all rights, liens, claims and encumbrances other than claims or encumbrances arising pursuant to the articles of organization or operating agreement of Westboy and applicable law and pursuant to this Agreement and restrictions on transfer under federal and state securities laws. Neither BMC nor JABO has pledged any of the Westboy Interests or consented to the pledge or encumbrance of any of the Westboy Interests.

               (iii) The BMC Operating Agreement, the JABO Operating Agreement, and the Lessee Organizational Documents are described on SCHEDULE 7.2(b) attached hereto, and, prior to the date hereof, a true, correct and complete copy of the Lessee Organization Documents have been delivered to the Operating Partnership or its counsel. The BMC Operating Agreement, the JABO Operating Agreement and the Lessee Organizational Documents are in full force and effect.

          (c) LITIGATION, PROCEEDING, ETC. There is no action, suit, notice of violation, or proceeding or, to the Actual Knowledge of the BMC Parties, investigation pending or threatened in writing against any of the BMC Parties, any of the Lessees or Westboy before or by any Governmental Authority which (i) challenges the legality, validity or enforceability of the transactions contemplated herein or of any of the documents relating to the transactions contemplated herein, or (ii) could (individually or in the aggregate) reasonably be expected to have a Property Material Adverse Effect or a Westboy Material Adverse Effect, or (iii) would (individually or in the aggregate) impair the ability of the BMC Parties to perform fully on a timely basis any obligations which it has under any of the documents relating to the transactions contemplated herein, other than those which, individually or in the aggregate would neither impair or interfere in any material respect with BMC's ability to consummate the transactions contemplated herein nor have a Property Material Adverse Effect or a Westboy Material Adverse Effect. None of the BMC Parties has received written notice or has Actual Knowledge that it is (x) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it, Westboy or any Lessee is a party or by which any of the BMC Parties, Westboy, any Lessee or any Property are bound, (y) in violation of any order of any Governmental Authority, or (z) in violation of any law, in each case of (x)-(z), which could reasonably be expected to (1) adversely affect the legality, validity or enforceability of the documents relating to the transactions contemplated herein, (2) adversely and materially impair any of the BMC Parties' ability or obligation to perform fully on a timely basis any obligation which it has under the documents relating to the transactions contemplated herein, or (3) have any Property Material Adverse Effect or any Westboy Material Adverse Effect.

          (d) COMPLIANCE WITH LAWS.

               (i) None of the BMC Parties, Westboy or Lessees is in violation of any law, regulation, order or decree of any Governmental Authority, court order, decision, ruling, order or award of any arbitration other than a violation which, individually or in the aggregate with other such violations, would not impair or interfere in any material respect with BMC's ability to consummate the transactions contemplated herein or have a Property Material Adverse Effect or a Westboy Material Adverse Effect. Neither BMC, nor Westboy, nor any Lessee has received any written notice of violation or claimed violation of any such law, regulation or decree, or pending regulatory proceeding, action or investigation with respect thereto, or any written threat by any Governmental Authority to take regulatory action against BMC or any of the Properties by reason of any such violation or claimed violation other than such of the foregoing as, individually or in the aggregate, would not impair or interfere in any material respect with the BMC Parties' ability to consummate the transactions contemplated herein or have a Property Material Adverse Effect or a Westboy Material Adverse Effect.

               (ii) Except as set forth on SCHEDULE 7.2(d) hereto, neither BMC, nor Westboy, nor any Lessee has Actual Knowledge or has received any written notice within the past twelve (12) months from any Governmental Authority having jurisdiction over any of the BMC Parties, Westboy or the Lessees of any violation of any employment or other regulatory law, order, regulation or requirement relating to the management of the Properties that remains uncured and which, individually or in the aggregate with other such violations which remain uncured, would impair or interfere in any material respect with the BMC Parties' ability to consummate the transactions contemplated herein or have a Property Material Adverse Effect or a Westboy Material Adverse Effect.

          (e) PERMITS. Each of the Lessees and Westboy have all material permits that are necessary for the use, operation and licensing of the management of their respective Properties and are not in material violation of any such permits.

          (f) INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, pending or, to the Actual Knowledge of BMC, threatened in writing against any of the BMC Parties, the Lessees or Westboy.

          (g) LESSEES AND WESTBOY.

               (i) each of the Lessees and Westboy is duly organized and validly existing under the laws of its jurisdiction of organization and has the power and authority to carry on its business as now being conducted;

               (ii) each Lessee and Westboy is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership and/or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, could not reasonably be expected to have a Property Material Adverse Effect or a Westboy Material Adverse Effect;

               (iii) none of the Lessees or Westboy has conducted or currently conducts any business or has owned or owns any assets other than cash and investment securities and direct or indirect leasehold interests in a Property and assets relating thereto;

               (iv) SCHEDULE 7.2(g)(iv) attached hereto identifies for each Lessee and Westboy the relevant certificate of formation, the relevant operating agreement, as applicable, and in each case all amendments thereto through the date of this Agreement, and the BMC Parties have delivered to the Operating Partnership complete and correct copies of each of such instruments, agreements and amendments;

               (v) none of the Lessees or Westboy is in breach of, or in default under, the constituent organizational documents of such entity, no member of any Lessee or Westboy is in breach of, or default under, the organizational documents of such Lessee or Westboy and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default under the constituent organizational documents of any of the Lessees or Westboy, except for such breach or violation that would not result in a Property Material Adverse Effect or a Westboy Material Adverse Effect;

               (vi) Except as identified on SCHEDULE 7.2(g)(vi) no member or other affiliate of any of the Lessees or Westboy has made a loan to such Lessee or Westboy that is outstanding on the date hereof and none of the BMC Parties has any outstanding capital commitments to any of the Lessees or Westboy, except for the Westboy Note, which the Operating Partnership will assume pursuant to the Westboy Note Assumption as contemplated by this Agreement.

               (vii) none of the Lessees or Westboy is in default under, or in breach of, any of the Percentage Leases or Space Leases, and to the Actual Knowledge of the BMC Parties no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any of the Percentage Leases or Space Leases, which in each case could reasonably be expected to constitute a Property Material Adverse Effect or a Westboy Material Adverse Effect, as the case may be.

          (h) OPERATING CONTRACTS. Except as set forth on SCHEDULE 7.2(h) ("OPERATING CONTRACTS"), there are no management, service, operating, listing, brokerage, supply and maintenance agreements, equipment leases, or other contracts or agreements between Westboy or any Lessee, or any of their Affiliates and any other party relating to operations at the Property leased by it as of the date hereof, other than those that (i) involve total payment of not more than $25,000 per annum or are terminable by the relevant Lessee or Westboy without a penalty in excess of $1,000 upon six (6) months prior written notice or less or (ii) are terminable by the relevant Lessee or Westboy without penalty upon the sale of the Property. Each of the Operating Contracts is in full force and effect and, except as set forth on SCHEDULE 7.2 (h), has not been amended, modified or supplemented.

          (i) FINANCIAL STATEMENTS. The financial statements for Westboy as of and for the year ended December 31, 2000, which were previously made available to the BLC Parties, were prepared in accordance with GAAP, and, except as disclosed on SCHEDULE 7.2(i), to the Actual Knowledge of the BMC Parties, fairly present in all material respects and in accordance with applicable accounting principles the financial position and results of operations of Westboy at or as of the date or period specified therein. Since December 31, 2000, except as set forth on SCHEDULE 7.2(I), Westboy has conducted its business in the ordinary course consistent in all material respects with past practice.

          (j) NO OTHER LIABILITIES. Except as described in any of the Transaction Documents, or any exhibits or schedules hereto and thereto or as otherwise disclosed in writing to the BLC Parties, with the exception of the applicable Lease, none of the Lessees has incurred any material liability, whether absolute, accrued, contingent or otherwise. To the Actual Knowledge of the BMC Parties, Westboy has not incurred any liability, whether absolute, accrued, contingent or otherwise that could reasonably be expected to result in a Westboy Material Adverse Effect, except as set forth in the financial statements for Westboy, which were previously made available to the BLC Parties, and except for liabilities incurred in the ordinary course of business or that are not required by GAAP consistently applied to be reflected on such financial statements.

          (k) EMPLOYEES. Neither Westboy nor any Lessee has any employees or maintains any "EMPLOYEE BENEFIT PLAN" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and neither Westboy nor any of the Lessees has ever had any employees or maintained any such Employee Benefit Plan.

          (l) NO FOREIGN OWNERS. None of the BMC Parties, Lessees or Westboy is or will become, directly or indirectly, a Foreign Owner (as hereinafter defined) in the Operating Partnership as a result of the transactions contemplated by this Agreement. "FOREIGN OWNER" as used herein, means a foreign person or a person that is directly or indirectly owned, in whole or in part, by a foreign person as determined in accordance with Section 897(h)(4) of the Internal Revenue Code of 1986 as amended and the regulations promulgated thereunder.

          (m) PRIVATE OFFERING. None of the BMC Parties, nor any Person acting on their behalf has taken, or will prior to the applicable Closing Date take, any action that could reasonably be expected to subject the OP Units issued on such Closing Date to the registration requirements of Section 5 of the Securities Act of 1933, as amended.

          (n) PARTNERSHIP STATUS; OWNERSHIP OF CORPORATIONS. JABO is treated as a partnership and the Lessees and Westboy are treated as a single-member limited liability companies that are disregarded as entities separate from their respective owners, for federal income tax purposes. Neither JABO, any the Lessees nor Westboy have made any election to be taxed as a corporation for federal income tax purposes. None of the Lessees owns any of the stock of any entity that is treated as a corporation or an association taxed as a corporation for federal income tax purposes.

          (o) INVESTMENT REPRESENTATIONS. JABO, for itself, and for each member or other equity holder of JABO, hereby acknowledges that it (i) has been given full and complete access to the Operating Partnership and its management in connection with this Agreement and the transactions contemplated hereby, (ii) has had the opportunity to review all documents relevant to its decision to enter into this Agreement, and (iii) has had the opportunity to ask questions of the Operating Partnership and its management concerning its investment in the Operating Partnership and the transactions contemplated hereby. JABO, for itself and for each member of JABO, acknowledges that it understands that the OP Units to be purchased or received by it hereunder will not be registered under the Securities Act in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving any public offering and will not be registered or qualified under any applicable state securities laws. JABO represents that (i) it is acquiring such OP Units for investment only and without any view toward distribution thereof in violation of any applicable securities or other laws, and it will not sell or otherwise dispose of such OP Units except in compliance with the registration requirements or exemption provisions of any applicable federal or state securities laws and in accordance with the terms of such securities set forth in the OP Partnership Agreement,
(ii) its economic circumstances are such that it is able to bear all risks of the investment in the Partnership Units for an indefinite period of time, including the risk of a complete loss of its investment in the Partnership Units, (iii) it has knowledge and experience in financial and business matters sufficient to evaluate the risks of investment in the OP Units, and (iv) it has consulted with its own counsel and tax advisor, to the extent deemed necessary by it, as to all legal and taxation matters covered by this Agreement and has not relied upon the Operating Partnership for any explanation of the application of the various federal or state securities laws or tax laws with regard to its acquisition of the OP Units. JABO further acknowledges and represents that it has made its own independent investigation of the Operating Partnership and the business proposed to be conducted by the Operating Partnership and that any information relating thereto furnished to JABO was supplied by or on behalf of the Operating Partnership.

          (p) OWNERSHIP OF ASSETS. The Lessees have good right, title and interest in and to the Assigned Property and to the leasehold interests in the Percentage Leases, free and clear of all liens or encumbrances.

     7.3 SURVIVAL. The representations and warranties in this Article VII shall survive the Closing for two (2) years following the Closing Date (the "GENERAL SURVIVAL PERIOD"); provided, however, that the representations and warranties set forth in Section 7.2(g)(vii) and Sections 7.2(c)(ii), 7.2(d), 7.2(e) and 7.2(j) to the extent they apply to a claim relating to the condition or maintenance of the Properties shall survive the Closing for one (1) year following the Closing Date (the "PROPERTY SURVIVAL PERIOD"), except for representations and warranties regarding any Environmental Liabilities, which shall survive until the expiration of the relevant statutes of limitation applicable to the relevant Environmental Liabilities (the "ENVIRONMENTAL LIABILITIES SURVIVAL PERIOD"; each of the Environmental Liabilities Survival Period, the General Survival Period and Property Survival Period, a "SURVIVAL PERIOD").

                                   ARTICLE 8

                                 INDEMNIFICATION

     8.1 OBLIGATION OF THE BLC PARTIES TO INDEMNIFY.

          (a) The BLC Parties hereby jointly and severally agree to indemnify, defend and hold harmless each of the BMC Parties and their respective directors, officers, employees, representatives, members, stockholders, partners, and Affiliates (the "BMC INDEMNITEES") from and against all costs, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements) imposed upon, incurred by (whether by way of judgment, award, decree, settlement payment or otherwise) or suffered by any of the BMC Parties by reason of any (i) breach or inaccuracy of any representation or warranty of the BLC Parties contained in Section 7.1 or in any certificate delivered pursuant to Section 5.3, (ii) breach of any covenant of the BLC Parties (by them, or, with respect to actions taken after the Closing Date, by the Lessees) and their Affiliates contained herein or in any Transaction Document, (iii) any failure (by them or, with respect to actions taken after the Closing Date, by the Lessees) to comply with the terms of any Transaction Document provided hereunder or thereunder, including, without limitation, the failure to issue any OP Units at the Closing as provided herein; or (iv) any Environmental Liabilities for which BMC would have been indemnified under the terms of the Lease as of the date hereof.

          (b) In addition, the BLC Parties, jointly and severally, agree to indemnify, protect, defend, and hold each of the BMC Indemnities harmless from and against any and all claims, causes of action, demands, obligations, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) relating to or arising in respect of (i) any liabilities, costs and charges in connection with any of the liquor licenses for any of the Properties, including, without limitation the costs involved in connection with the transfer of such licenses to any of the BLC Parties or the Lessees or any payments or obligations to be performed pursuant to such liquor licenses (whether or not assigned by BMC to a Lessee) after the date hereof; (ii) any liabilities, costs and charges in connection with any of the franchise license agreements for any of the Properties, including, without limitation, the costs involved in connection with the transfer of such franchise license agreements to any of the BLC Parties or the Lessees or any payments to be made or obligations to be performed pursuant to such franchise license agreements (whether or not assigned by BMC to a Lessee) after the date hereof; and (iii) any obligations of BMC to Westboy pursuant to the Westboy Note. Notwithstanding any of the foregoing provisions of this Section 8.1(b), the BLC Parties shall have no obligation to indemnify the BMC Indemnitees with respect to any matter for which any of the BLC Indemnitees is entitled to indemnification pursuant to either the Management Agreements or this Agreement.

          (c) In the case of any claim asserted by a third party against the BMC Indemnitees, including without limitation, any claim by a Governmental Authority and any request by such Governmental Authority to audit or otherwise inquire into or examine (an "INQUIRY") any matters as to which a claim might arise hereunder, and for which the BLC Parties have agreed to indemnify the BMC Indemnitees pursuant to Section 8.1(a) and (b), the BMC Indemnitees shall notify the BLC Parties for the purpose of representing their collective interests in the event of a claim against the BMC Indemnitees promptly after the BMC Indemnitees have Actual Knowledge of any claim as to which indemnity may be sought or as to any such Inquiry, and the BMC Indemnitees shall permit the BLC Parties to assume the defense of any claim or any litigation resulting therefrom or administer such Inquiry, provided, that, (i) counsel to the BLC Parties, who shall conduct the defense of such claim or litigation or the administration of such Inquiry, shall be reasonably satisfactory to the BMC Indemnitees, and the BMC Parties may participate in such defense at their expense, and (ii) the omission by the BMC Indemnitees to give notice as provided herein shall not relieve the BLC Parties of their indemnification obligation under this Agreement except to the extent that the BLC Parties are materially damaged as a result of such failure to give such notice. The BLC Parties, in the defense of any such claim or litigation, shall not, except with the consent of the BMC Parties (x) consent to entry of any judgment or enter into any settlement that provides for injunctive or other non-monetary relief affecting the BMC Indemnitees or that does not include as a term thereof the giving by the claimant or plaintiff to the BMC Indemnitees of an unconditional release from all liability with respect to such claim or litigation, or (y) pursue any course of defense of any claim subject to indemnification hereunder, if the BMC Parties shall reasonably and in good faith determine that the conduct of such defense might be expected to affect the BMC Parties in any material respect. In the event that the BMC Parties shall reasonably and in good faith determine that any proposed settlement of any claim subject to indemnification hereunder by the BLC Parties might be expected to affect materially and adversely the BMC Parties or that the BMC Parties may have available one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the BLC Parties in respect of such claims or litigation relating thereto, the BMC Parties shall have the right at all times to take over and assume control over the settlement, negotiations and litigation relating to any such claim at the sole cost of the BLC Parties, provided, that, if the BMC Parties do so take over and assume control, the BMC Parties shall not settle such claim or litigation without the written consent of the BLC Parties, such consent not to be unreasonably withheld, and the liability of the BLC Parties with respect to such claim or litigation shall in no event exceed the amount the BLC Parties would have paid in settlement thereof. In the event that the BLC Parties do not accept the defense of any matter as above provided, the BMC Parties shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand with the consent of the BLC Parties, which shall not be unreasonably withheld. In any event, the BLC

Parties and the BMC Parties shall cooperate fully, to the extent reasonably required, in the defense of any action or claim subject to this Agreement and the records of each shall be available to the other with respect to such defense. Acceptance of the defense of any claim or litigation or of the administration of any Inquiry by the BLC Parties shall be without prejudice to the BLC Parties' right to assert at any time before or after accepting such defense or administration that they are not obligated to provide indemnity, either in whole or in part, with respect to such claim or litigation for which such defense is accepted or which might subsequently arise from such Inquiry.

     8.2 OBLIGATION OF THE BMC PARTIES TO INDEMNIFY.

          (a) The BMC Parties hereby jointly and severally agree to indemnify, defend and hold harmless each of the BLC Parties and their respective directors, officers, employees, representatives, members, stockholders, partners, and Affiliates (the "BLC INDEMNITEES") from and against all costs, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements) imposed upon, incurred by (whether by way of judgment, award, decree, settlement payment or otherwise) or suffered by the BLC Parties by reason of any (i) breach or inaccuracy of any representation or warranty of BMC contained in Section 7.2 or in any certificate delivered by BMC pursuant to
Section 5.2, (ii) breach of any covenant of BMC or its Affiliates contained herein or in any Transaction Document, or (iii) any failure to comply with the terms of any Transaction Document or any other document provided hereunder or thereunder.

          (b) In the case of any claim asserted by a third party against the BLC Indemnitees, including without limitation, any claim by a Governmental Authority and any Inquiry and for which the BMC Parties have agreed to indemnify the BLC Indemnitees pursuant to Section 8.2(a), the BLC Indemnitees shall notify the BMC Parties for the purpose of representing their collective interests in the event of a claim against the BLC Indemnitees promptly after the BLC Indemnitees have Actual Knowledge of any claim as to which indemnity may be sought or as to any such Inquiry, and the BLC Indemnitees shall permit the BMC Parties to assume the defense of any claim or any litigation resulting therefrom or administer such Inquiry, provided, that, (i) counsel to the BMC Parties, who shall conduct the defense of such claim or litigation or the administration of such Inquiry, shall be reasonably satisfactory to the BLC Indemnitees, and the BLC Parties may participate in such defense at the expense of the BLC Parties, and (ii) the omission by the BLC Indemnitees to give notice as provided herein shall not relieve the BMC Parties of their indemnification obligation under this Agreement except to the extent that the BMC Parties are materially damaged as a result of such failure to give such notice. The BMC Parties, in the defense of any such claim or litigation, shall not, except with the consent of the BLC Parties (x) consent to entry of any judgment or enter into any settlement that provides for injunctive or other non-monetary relief affecting the BLC Indemnitees or that does not include as a term thereof the giving by the claimant or plaintiff to the BLC Indemnitees of an unconditional release from all liability with respect to such claim or litigation, or (y) pursue any course of defense of any claim subject to indemnification hereunder, if the BLC Parties shall reasonably and in good faith determine that the conduct of such defense might be expected to affect materially and adversely the tax liability of the BLC Parties or ability to conduct their business or adversely affect the use of the Properties in any material respect. In the event that the BLC Parties shall reasonably and in good faith determine that any proposed settlement of any claim subject to indemnification hereunder by the BMC Parties might be expected to affect adversely the BLC Parties or that the BLC Parties may have available one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the BMC Parties in respect of such claims or litigation relating thereto, the BLC Parties shall have the right at all times to take over and assume control over the settlement, negotiations and litigation relating to any such claim at the sole cost of BMC, provided, that, if the BLC Parties do so take over and assume control, the BLC Parties shall not settle such claim or litigation without the written consent of BMC, such consent not to be unreasonably withheld, and the liability of the BMC Parties with respect to such claim or litigation shall in no event exceed the amount BMC would have paid in settlement thereof. In the event that the BMC Parties do not accept the defense of any matter as above provided, the BLC Parties shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand with the consent of the BMC Parties, which shall not be unreasonably withheld. In any event, the BMC Parties and the BLC Parties shall cooperate fully, to the extent reasonably required, in the defense of any action or claim subject to this Agreement and the records of each shall be available to the other with respect to such defense. Acceptance of the defense of any claim or litigation or of the administration of any Inquiry by the BMC Parties shall be without prejudice to the BMC Parties' right to assert at any time before or after accepting such defense or administration that they are not obligated to provide indemnity, either in whole or in part, with respect to such claim or litigation for which such defense is accepted or which might subsequently arise from such Inquiry.

          (c) LIMITATIONS ON RECOVERY. Notwithstanding anything to the contrary in this Article VIII or any other provision of this Agreement, it is expressly understood and agreed by the parties that, without limiting or affecting any other obligation of either party to defend and indemnify contained in this
Article VIII or otherwise in this Agreement, the BLC Parties shall not be entitled to indemnification unless (A) the amounts to which the BLC Parties are entitled for indemnification hereunder for all such breaches collectively aggregate more than $250,000, it being understood and agreed that the BLC Parties shall only be entitled to indemnification for amounts in excess of the foregoing threshold, and (B) the BLC Parties have given the BMC Parties written notice of such claim on or prior to the expiration of the relevant Survival Period, it being understood and agreed that the BMC Parties shall have no further liability under or in respect of such warranties and representations after the expiration of such Survival Period, except to the extent of any breach thereof of which the BLC Parties give the BMC Parties written notice on or prior to the expiration of such Survival Period. Notwithstanding anything to the contrary contained herein, in no event shall BMC be liable under this Article VIII for any amount in excess of $1,000,000 with respect to claims for indemnification for any single Property (the "PER PROPERTY LIABILITY CAP") and $10,000,000 (the "LIABILITY CAP") in the aggregate for all claims for indemnification thereunder, provided, however, that the Environmental Liabilities will not be subject to either the Per Property Liability Cap or the Liability Cap. Notwithstanding anything herein to the contrary, the BLC Indemnitees shall not be entitled to any indemnification under this Agreement with respect to any claim which is adjusted pursuant to Article IX herein. Any such adjustments shall not be included in the calculation of either the Per Property Liability Cap or the Liability Cap.

          (d) AVAILABLE REMEDIES. Notwithstanding anything herein to the contrary, the parties hereto agree that their sole remedy with respect to the matters addressed by Articles IV,

VI, VII and VIII shall be the remedies provided in this Article VIII. Except to the extent covered in this Agreement, the BLC Parties hereby release the BMC Parties with respect to all obligations or liabilities, relating to matters or events that occurred on or prior to the date hereof, under (i) the Percentage Leases , and (ii) the Westboy Note.

     8.3 NET CLAIMS. Notwithstanding anything herein to the contrary, all claims for indemnification under this Article VIII shall be net of (i) all insurance proceeds received by the party seeking indemnification and (ii) the after-tax cost of such claim.

                                   ARTICLE 9

                           APPORTIONMENTS AND PAYMENTS

     9.1 PAYMENTS - LESSEE PROPERTIES. The parties shall effect a cash adjustment within five (5) days of their receipt of the Closing Statement, as described in Section 9.3. Such cash adjustment shall be equal to the amount representing the difference between the credits received by JABO pursuant to
Section 9.1(a) and the credits received by the Operating Partnership pursuant to
Section 9.1(b) (such amount to be referred to herein as the "NET CURRENT ASSETS AND LIABILITIES AMOUNT"). To the extent the aggregate credits received by JABO pursuant to Section 9.1(a) exceeds the aggregate credits received by the Operating Partnership pursuant to Section 9.1(b), the Operating Partnership shall pay JABO an amount equal to the Net Current Assets and Liabilities Amount; and to the extent the aggregate credits received by the Operating Partnership pursuant to Section 9.1(b) exceeds the aggregate credits received by JABO pursuant to Section 9.1(a), JABO shall pay the Operating Partnership an amount equal to the Net Current Assets and Liabilities Amount.

          (a) To the extent assigned by BMC to the Lessees (or held by BMC for the Lessees' benefit under the Management Agreements), JABO shall receive a credit for the following working capital assets used in the operation of the Lessee Properties, calculated and accrued and valued as of the Cutoff Time determined in accordance with GAAP, consistently applied:

               (i) The amount of all petty cash funds and cash in house banks;

               (ii) The book value of all bank deposits held in financial institutions for depository, merchant, credit card, payroll, disbursement or other purposes relating to the operation of the Lessee Properties, but excluding cash concentration or other corporate or pooled accounts of JABO;

               (iii) The net collectable value (determined after deducting a reserve for doubtful accounts consistent with prior practice) of trade accounts receivable and other accounts receivable relating to the ordinary operation of the Lessee Properties (i.e., guest ledger, city ledger, other trade accounts receivable and rents, leases and concessions receivable, but excluding JABO's or BMC's intercompany accounts receivable);

               (iv) The net book value of food, beverage, gift shop and other inventories (but excluding inventories of china, glassware, silverware, linen, consumable supplies, or other items not historically inventoried under BMC's accounting procedures);

               (v) Prepaid expenses and assignable deposits and deposits made by BMC for the benefit of the Lessees; and

               (vi) Any other assets in connection with the Lessee Properties assigned by BMC to the Lessees on the date hereof, but excluding assets considered fixed assets or amortizable assets under GAAP.

          (b) To the extent assumed by the Lessees (or payable by BMC for the Lessees' account under the Management Agreements), the Operating Partnership shall receive a credit for the following working capital liabilities relating to the operation of the Lessee Properties, calculated in accordance with GAAP consistently applied and accrued and valued as of the Cutoff Time:

               (i) The amount of trade or other accounts payable at the Cutoff Time relating to the operation of the Lessee Properties, excluding amounts payable to JABO or its Affiliates;

               (ii) Advance payments (including obligations under gift certificates), if any, under bookings to the extent the bookings relate in whole or in part to a period after the Cutoff Time;

               (iii) All security and other deposits held by JABO as of the Cutoff Time with respect to Space Leases, personal property leases and contracts;

               (iv) Accrued expenses at the Cutoff Time relating to the operation of the Lessee Properties, including accrued rent under the Percentage Leases whereunder percentage rent is payable;

               (v) Accrued payroll and benefits (including vacation and holiday time, retirement plan contributions, and insurance, but excluding the matters addressed by Section 9.1(c) below) relating to the Lessee Properties' employees as of the Cutoff Time; and

               (vi) Any other liabilities and obligations assumed by the Lessees from BMC on the date hereof, provided, however, that any contingent liability shall be allocated the amount agreed upon by the parties or, if the parties are unable to reach an agreement, such contingent liability will not be allocated any amount until a final, non-appealable judgment or settlement is reached, and the control of any claim in connection thereof shall be managed as described in Section 8.2(b).

          (c) In addition to the payments provided for in (a) and (b) above, JABO shall pay to the Operating Partnership the amount accrued for vacation liabilities (calculated in accordance with GAAP consistently applied and accrued and valued as of the Cutoff Time, but subject to adjustment as provided herein) for employees at the Lessee Properties (the "ACCRUED VACATION TIME") in twelve equal installments without interest, commencing on the first day of the calendar month following the Cutoff Time, and continuing on the first day of each calendar month thereafter until paid in full.

     9.2 ADJUSTMENTS AND PRORATIONS - WESTBOY. The parties shall effect a cash adjustment within 5 days of their receipt of the Closing Statement, as described in Section 9.3. If the Westboy Member's Equity is an amount which is a larger deficit than a $1,600,000 deficit, the difference between the Member's Equity and negative $1,600,000 shall be paid by JABO to the Operating Partnership in cash within five (5) days of the receipt of the Closing Statement, as described in Section 9.3 herein. If the Westboy Member's Equity is determined to be a smaller deficit than a $1,600,000 deficit or is determined to be a positive amount, the difference between the Member's Equity and negative $1,600,000 shall be paid by the Operating Partnership to JABO in cash within five (5) days of the receipt of the Closing Statement, as described in Section 9.3 herein. Any contingent liability shall be allocated the amount agreed upon by the parties or, if the parties are unable to reach an agreement, such contingent liability will not be allocated any amount until a final, non-appealable judgment or settlement is reached, and the control of any claim in connection thereof shall be managed as described in Section 8.2(b).

     9.3 SETTLEMENT PROCEDURES. JABO shall cause its accounting staff ("JABO'S ACCOUNTANTS") to make such examinations and audits of the Properties, and of the books and records of the Lessee Properties, Westboy and the Westboy Properties as JABO's Accountants may deem necessary to make the adjustments and prorations required under this Article 9. The Operating Partnership or its designated representatives may be present at such examinations and audits of the Lessee Properties. Based upon such audits and inventories, JABO's Accountants will prepare and deliver to the Operating Partnership no later than twenty-five (25) days after the Cutoff Time a closing statement (the "CLOSING STATEMENT"). The Closing Statement shall contain JABO's calculation of the Net Current Assets and Liabilities Amount, the Accrued Vacation Time and the Westboy Member's Equity and shall be subject to the concurrence therewith of the Operating Partnership. The amounts set forth on the Closing Statement shall be the basis upon which the payments described in Sections 9.1 and 9.2 shall be made. Fifteen (15) months after the Cutoff Time (the "WIND UP DATE"), the parties shall cause JABO's Accountants to make a revised calculation of the Net Current Assets and Liabilities and the Westboy Member's Equity (the "ADJUSTED CLOSING STATEMENT"). Either party shall pay the other any amounts due as a result of the Adjusted Closing Statement, within five (5) days of the receipt thereof. The Adjusted Closing Statement shall serve to adjust and correct the Closing Statement. If the parties are unable to agree on the Closing Statement or the Adjusted Closing Statement, then any undisputed amounts shall be paid as provided herein and the parties shall submit the dispute to Arthur Andersen (the "INDEPENDENT ACCOUNTANTS") not later than ten (10) days after the receipt of the Closing Statement or the Adjusted Closing Statement by the parties and the determination of the Independent Accountants, which shall be made within a period of fifteen
(15) days after such submittal by the parties, shall be conclusive and there shall be no further adjustments to the Closing Statement or the Adjusted Closing Statement. The fees and expenses of the Independent Accountants shall be paid equally by the Operating Partnership and the BMC Parties. For purposes of clarification, the Net Current Assets and Liabilities Amount, the Accrued Vacation Time and the Westboy Member's Equity shall be calculated on the Adjusted Closing Statement by taking into account facts known at the time of the preparation of the Adjusted Closing Statement, which had they been known at the time that the Closing Statement was prepared, would have changed the carrying amount of any underlying asset or liability reflected on the Closing Statement, or otherwise required that an amount be reflected on the Closing Statement, all to be calculated in accordance with GAAP consistently applied and accrued and valued as of the Cutoff Time.

     9.4 HILTON CLAIMS. Notwithstanding anything to the contrary contained in this Agreement, in the event that on or prior to the Wind Up Date Hilton asserts any claim or claims against Westboy or Westboy asserts any claim or claims (existing or otherwise) against Hilton (i) arising from or in connection with the respective party's obligations under the existing management agreements between Westboy and Hilton for the Westboy Properties, and (ii) relating (a) only to the period prior to the Closing Date ("BMC HILTON CLAIMS") or (b) to both the period prior to and after the Closing Date ("SHARED HILTON CLAIMS"), then the parties agree, and shall cause their respective Affiliates, to cooperate with each other to prosecute and defend such claims vigorously and to take all steps reasonably necessary in connection therewith. The REIT shall have sole control of the prosecution and defense of both the BMC Hilton Claims and the Shared Hilton Claims, but shall keep BMC regularly informed with respect to such prosecution or defense and consult with BMC on an ongoing basis with respect thereto. Any BMC Hilton Claims or Shared Hilton Claims may only be settled with the prior consent of both the Operating Partnership and BMC. The costs and expenses of prosecuting and defending any BMC Hilton Claims and any recovery or payment received or due thereon, shall be borne or retained in full by BMC. The costs and expense of prosecuting and defending any Shared Hilton Claims shall be funded by Westboy pending a final non-appealable judgment or settlement of such claims. After the determination of a final non-appealable judgment or settlement of any Shared Hilton Claim, the costs and expense of any recovery or payment received due thereon shall be shared by BMC and the Operating Partnership in proportion to their respective Interest in each such Shared Hilton Claim (and the parties shall reimburse Westboy as and to the extent required). All BMC Hilton Claims and Shared Hilton Claims and all amounts recovered or paid thereof shall not be included in the determination of Westboy Member's Equity.

                                   ARTICLE 10

                                  MISCELLANEOUS

     10.1 BROKER. Each of the BMC Parties and the BLC Parties represent and warrant to the other that it has not dealt with any broker in this transaction and each agrees to hold harmless the other party and to indemnify the other party from and against any and all damages, costs or expenses (including, but not limited to, reasonable attorneys' fees and disbursements) suffered by the indemnified party as a result of acts of the indemnifying party that would constitute a breach of its representation and warranty in this Section.

     10.2 FURTHER ASSURANCES. The BMC Parties and the BLC Parties agree, at any time and from time to time after the Closing, to execute, acknowledge where appropriate and deliver such further instruments and documents and to take such other action as the other party may reasonably request in order to carry out the intent and purpose of this Agreement, at the expense of the party making such request, provided, however, that neither the BMC Parties nor the BLC Parties shall, in connection with the foregoing, be obligated to incur any liabilities or obligations in addition to their respective liabilities or obligations otherwise contemplated in this Agreement.

     10.3 PAYMENT OF EXPENSES. Each party will pay the expenses provided for in this Agreement to be paid by it (including pursuant to Section 4.4 above) and the fees and disbursements of its attorneys, accountants and other professionals and experts incurred in connection with the negotiation of this Agreement and in preparation for the Closing.

     10.4 NOTICES. All notices, demands, consents, requests or other communications provided for or permitted to be given hereunder by a party hereto must be in writing and shall be deemed to have been properly given or served (i) if sent by facsimile upon electronic confirmation of receipt, (ii) if delivered by registered or certified mail, postage prepaid, return receipt requested, upon receipt, (iii) if delivered by a reputable national overnight air courier service, prepaid and addressed to such party, upon receipt, or (iv) if not sent by facsimile, deposited in the United States mail or delivered to a national overnight air courier service as aforesaid, shall be deemed to be properly given or served upon actual receipt (with rejection of delivery by addressee to constitute receipt), as follows:

                  If to any of the BMC Parties:

                           c/o Boykin Management Company
                           Limited Liability Company
                           Guildhall Building
                           45 West Prospect Avenue, Suite 1515
                           Cleveland, Ohio  44115
                           Fax No.: (216) 241-1329

                  with a copy sent simultaneously to BMC's attorneys:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York  10036-8299
                           Attention:  Michael E. Feldman
                           Fax No.: (212) 969-2900

                  If to the REIT:

                           Boykin Lodging Company
                           Guildhall Building
                           45 West Prospect Avenue, Suite 1500
                           Cleveland, Ohio  44115
                           Attention:  President
                           Fax No.: (216) 430-1201
                  with a copy sent simultaneously to the REIT's attorneys:

                           Thompson Hine LLP
                           3900 Key Center
                           127 Public Square
                           Cleveland, Ohio 44114-1291
                           Attention:  James B. Aronoff
                           Fax No.: (216) 566-5800

                           and

                           Baker & Hostetler LLP
                           1900 East Ninth Street, Suite 3200
                           Cleveland, Ohio 44114
                           Attention: Phillip M. Callesen
                           Fax No.: (216) 696-0740

Any of the aforementioned parties may change its address for the receipt of notices, demands, consents, requests and other communications by giving written notice to the others in the manner provided for above.

     10.5 ASSIGNMENT; BINDING EFFECT. None of the parties to this Agreement shall have the right to assign, transfer, convey and/or otherwise sell (or enter into any agreement to do the same), directly or indirectly, any interest it may have in or under this Agreement without first having obtained the written consent of the other parties, which consent may be withheld in such party's sole and absolute discretion. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns, but shall not inure to the benefit of, or be enforceable by any other Person.

     10.6 WAIVER. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, and may be changed, waived, disregarded or terminated only by an instrument in writing signed by the party against whom the enforcement of the change, waiver, discharge or termination is sought or, in the case of a default, by the non-defaulting party or parties.

     10.7 INCORPORATION OF RECITALS AND SCHEDULES. The Recitals to this Agreement and the Exhibits and Schedules attached hereto are hereby incorporated by reference into the body of this Agreement and made a part hereof.

     10.8 CONFIDENTIALITY; PRESS RELEASES. The BLC Parties and the BMC Parties agree that they will not disclose the contents of this Agreement to any third parties or issue any press release with respect thereto or any Closing hereunder without the consent of the other parties, except (i) as may be required or, based on the advice of counsel, advisable to ensure compliance with any applicable laws, rules or regulations of any Governmental Authority having jurisdiction over such party, (ii) as is expressly authorized or required by the terms of this Agreement (e.g., in connection with soliciting or obtaining any required third-party consents or approvals), or (iii) if and to the extent such contents have already been placed in the public domain (other than by the party seeking to disclose and in a manner not permitted by this Section 10.8). Nothing contained in this Section 10.8 shall be construed as prohibiting
(x) the BMC Parties from disclosing the contents of this Agreement (A) on a confidential basis to the BMC Parties' counsel, accountants, consultants, property managers and other agents, or (B) (if necessary or appropriate in BMC's reasonable judgment) to regulatory authorities having jurisdiction over the BMC Parties (which authorities, by law, may not be bound by any confidentiality restrictions), or (C) to parties from which the BMC Parties are seeking financing, or (y) the BLC Parties from disclosing the contents of this Agreement
(A) on a confidential basis to its counsel, accountants, consultants, property managers and other agents, or (B) (if necessary or appropriate in the reasonable judgment of the BLC Parties) to regulatory authorities having jurisdiction over the BLC Parties (which authorities, by law, may not be bound by any confidentiality restrictions), or (C) to parties from which it seeks financing. The BMC Parties and the BLC Parties each agree (I) to consult with and cooperate with the other parties on the content and timing of all press releases and other public announcements relating to the transactions contemplated by this Agreement, and (II) that the initial press release to be issued with respect to the transactions contemplated by this Agreement will be in the form agreed to by the parties hereto prior to the execution of this Agreement.

     10.9 MERGER. All understandings and agreements heretofore had between the parties hereto are merged in this Agreement and the instruments and documents referred to herein, which fully and completely express their agreements with respect to the transactions contemplated herein, and supersede all prior agreements, written or oral, with respect thereto.

     10.10 GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.

     10.11 JURISDICTION. Each of the BMC Parties and the BLC Parties hereby irrevocably and unconditionally submits to the jurisdiction of any Ohio State Court or Federal Court of the United States of America sitting in the City of Cleveland, and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding shall be brought in and may be heard and determined in such Ohio State Court or, to the extent permitted by law, in such Federal Court. Each of BMC and the BLC Parties agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the BMC Parties and the BLC Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Ohio State Court or Federal Court sitting in the City of Cleveland. Each of the BMC Parties and the BLC Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court. Nothing contained in this Section 10.11 shall be construed as preventing any of the BMC Parties and the BLC Parties, or any of their respective Affiliates, from (i) objecting to the jurisdiction of any Ohio State Court on the ground that the matter involved exceeds the statutory jurisdiction of such court, or

(ii) from seeking to remove any suit, action or proceeding from an Ohio State Court to a Federal Court sitting in the City of Cleveland, or vice versa.

     10.12 CAPTIONS. The captions and Article headings included in this Agreement and the table of contents are for convenience only, do not constitute part of this Agreement and shall not be considered or referred to in interpreting the provisions of this Agreement.

     10.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. The submission of a signature page transmitted by facsimile (or similar electronic transmission facility) shall be considered as an original signature page for purposes of this Agreement so long as the original signature page is thereafter transmitted by mail or by other delivery service and the original signature page is substituted for the facsimile signature page in the original and duplicate originals of this Agreement.

     10.14 SEVERABILITY. If any provision hereof is held invalid or not enforceable to its fullest extent, such provision shall be enforced to the extent permitted by law, and the validity of the remaining provisions hereof shall not be affected thereby.

     10.15 NO RECORDATION. The BMC Parties and the BLC Parties agree that neither this Agreement nor any memorandum or notice hereof shall be recorded and the BLC Parties agreed (a) not to file any notice of pendency or other instrument (other than a judgment or lis pendens filed by the BLC Parties in connection with the BLC Parties' enforcement of its rights hereunder) against any of the Properties or any portion thereof in connection herewith, and (b) to indemnify the BMC Parties against all costs, expenses and damages, including, without limitation, reasonable attorneys' fees and disbursements, incurred by the BMC Parties by reason of the filing by the BLC Parties of such notice of pendency or other instrument.

     10.16 WAIVER OF TRIAL BY JURY. THE BMC PARTIES AND THE BLC PARTIES HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY THE BMC PARTIES OR THE BLC PARTIES, WHETHER IN CONTRACT, TORT OR OTHERWISE, WHICH RIGHT OR CLAIM RELATES DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY DOCUMENTATION RELATED THERETO, OR ANY ACTS OR OMISSIONS IN CONNECTION WITH THIS AGREEMENT. THIS WAIVER HAS BEEN AGREED TO AFTER CONSULTATION WITH LEGAL COUNSEL SELECTED BY THE BLC PARTIES AND THE BMC PARTIES.

     10.17 SURVIVAL. The provisions of this Agreement survive the Closing, except to the extent set forth otherwise herein.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           BMC:

                                           BOYKIN MANAGEMENT COMPANY LIMITED
                                           LIABILITY COMPANY

                                           By: /S/ John E. Boykin
                                               ------------------
                                               Name: John E. Boykin
                                               Title: Secretary


                                           JABO:
                                           JABO LLC

                                           By: Boykin Management Company Limited
                                               Liability Company,
                                               its Managing Member

                                           By: /S/ John E. Boykin
                                               ------------------
                                               Name: John E. Boykin
                                               Title: Secretary


                                           OPERATING PARTNERSHIP:
                                           BOYKIN HOTEL PROPERTIES, L.P.

                                           By:  Boykin Lodging Company,
                                                its General Partner


                                           By: /S/ Richard C. Conti
                                               --------------------
                                               Name: Richard C. Conti
                                               Title: President


                                           REIT:
                                           BOYKIN LODGING COMPANY

                                           By: /S/ Richard C. Conti
                                               --------------------
                                               Name: Richard C. Conti
                                               Title: President

                                    EXHIBIT A

                          LESSEES AND LESSEE PROPERTIES

                                [see attachment]

LESSEE                                      PROPERTY
Berkeley Leasing I LLC                      Berkeley Marina Radisson
                                            200 Marina Boulevard
                                            Berkeley, CA 94710

Buffalo Leasing LLC                         Buffalo Marriott
                                            1340 Millersport Highway
                                            Amherst, NY 14221

Cleveland Leasing LLC                       Cleveland Airport Marriott
                                            4277 West 150th Street
                                            Cleveland, OH 44135

Columbus Leasing LLC                        Columbus Marriott
                                            6500 Doubletree Avenue
                                            Southfield, MI  48034

Crabtree Leasing LLC                        Holiday Inn Crabtree
                                            4100 Glenwood Avenue
                                            Raleigh, NC 27612

French Lick Leasing LLC                     French Lick Springs Resort
                                            8670 West State Road 56
                                            French Lick, IN 47432

Fort Myers Leasing LLC                      Fort Myers Radisson
                                            20091 Summerlin Road
                                            Ft. Myers, FL 33908

Highpoint Leasing LLC                       Radisson Hotel High Point
                                            135 South Main Street
                                            High Point, NC 27260

Knoxville Leasing LLC                       Knoxville Hilton
                                            501 Church Avenue Southwest
                                            Knoxville, TN 37902

Lake Norman I Leasing LLC                   Lake Norman Hampton Inn
                                            19501 Statesville Road
                                            Cornelius, NC 28031

Lake Norman II Leasing LLC                  Lake Norman Holiday Inn
                                            19901 Holiday Lane
                                            Cornelius, NC 28031


Melbourne H Leasing LLC                     Melbourne Beach Hilton
                                            3003 North Highway A1A
                                            Melbourne, FL  32903

Melbourne Q Leasing LLC                     Melbourne Quality Suites
                                            1665 State Road A1A North
                                            Melbourne, FL  32903

San Antonio Leasing LLC                     San Antonio Doubletree
                                            37 Northeast Loop 410
                                            San Antonio, TX  78216

Southfield Leasing LLC                      Southfield Embassy Suites
                                            28100 Franklin Road
                                            Southfield, MI 48034

                                    EXHIBIT B

                               WESTBOY PROPERTIES

                                [see attachment]

Doubletree Hotel Bellevue Center
818-112th Avenue NE
Bellevue, Washington

Doubletree Hotel Riverside
29th & Chinden Blvd.
Boise, Idaho

Doubletree Hotel Colorado Springs - World Arena
1775 E. Cheyenne Mountain Blvd.
Colorado Springs, Colorado

Doubletree Hotel Omaha Downtown
1616 Dodge Street
Omaha, Nebraska

Doubletree Hotel Portland Downtown
310 SW Lincoln
Portland, Oregon

Doubletree Hotel Sacramento
2001 Point West Way
Sacramento, California

Doubletree Hotel Spokane Valley
I-90 at Sullivan Road
Spokane, Washington

Doubletree Hotel Eugene/Springfield
3280 Gateway Road
Springfield, Oregon

Doubletree Hotel Yakima Valley
1507 North First Street
Yakima, Washington

Doubletree Hotel Lloyd Center
1000 N.E. Multnomah
Portland, Oregon

                                    EXHIBIT H

                  INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT

                                [see attachment]

                ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS

     This Assignment of Limited Liability Company Interests, dated as of December 31, 2001 (the "ASSIGNMENT"), is entered into by and between JABO LLC, a Delaware limited liability company (the "ASSIGNOR"), and Boykin Hotel Properties, L.P., an Ohio limited partnership, as assignee (the "ASSIGNEE").

                                   WITNESSETH:

     WHEREAS, the Assignor holds the limited liability company interests (each, an "INTEREST" and, collectively, the "INTERESTS") in the limited liability companies organized under the laws of the State of Delaware identified on
SCHEDULE 1 (the "COMPANIES");

     WHEREAS, pursuant to that certain Master Contribution Agreement, dated as of December 31, 2001 (the "MASTER CONTRIBUTION AGREEMENT"), by and among the Assignor, the Assignee, Boykin Management Company Limited Liability Company, and Boykin Lodging Company, the Assignor has agreed to sell, transfer, assign and deliver all of its right, title and interest in and to the Interests identified on SCHEDULE 1 to the Assignee.

     NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and in the Master Contribution Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

     1. ASSIGNMENT AND ASSUMPTION. The Assignor hereby assigns, transfers and conveys to the Assignee the Interests identified on SCHEDULE 1, and the Assignee hereby agrees to assume and accept all such Interests and all of the duties and responsibilities related thereto accruing from and after the date hereof.

     2. INDEMNIFICATION. The Assignee shall indemnify, protect, defend, and hold the Assignors harmless from and against any and all claims, causes of action, demands, obligations, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) relating to or arising in respect of the Interests and/or the Companies accruing from and after the date hereof, other than claims for which the Assignee is entitled to express indemnification pursuant to the terms of the Master Contribution Agreement.

     3. ADMISSION. Each of the signatories hereto acknowledges and agrees that contemporaneously with the assignments described in paragraph 1 hereof, the Assignee shall be admitted to each of the Companies as a substitute member.

     4. WITHDRAWAL. Effective upon the admission of the Assignee to each of the Companies, the Assignor hereby withdraws from each of the Companies as a member.

     5. CONTINUATION OF THE COMPANIES. The parties hereto agree that the assignment of the Interests, the admission of the Assignee to the Companies and the withdrawal of the Assignor from the Companies shall not dissolve the Companies, and that the business of the Companies shall continue.

     6. BOOKS AND RECORDS. The Assignee agrees to cause the Companies to take all actions necessary under the limited liability company laws of the State of Delaware and the Companies' limited liability agreement, including causing the amendment of the Company's limited liability agreement and certificate of formation, to evidence the admission of the Assignee to the Companies and the withdrawal of the Assignor from the Companies.

     7. FUTURE COOPERATION. Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, releases, assumptions, amendments of the Agreement, notifications, and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the assignments contemplated by this Assignment.

     8. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

     9. EXECUTION IN COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     10. GOVERNING LAW. This Assignment shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.


                                          ASSIGNOR:

                                          JABO LLC

                                          By:  Boykin Management Company Limited
                                               Liability Company,
                                               its Managing Member

                                          By:  /S/ John E. Boykin
                                               ------------------
                                               Name: John E. Boykin
                                               Title: Secretary


                                          ASSIGNEE:

                                          Boykin Hotel Properties, L.P.


                                          By: /S/ Richard C. Conti
                                              --------------------
                                              Name: Richard C. Conti
                                              Title: President

                                                                      SCHEDULE 1


                             CONTRIBUTED INTERESTS:



PERCENTAGE INTEREST      LESSEE                      PROPERTY OWNED BY LESSEE
IN LESSEE
100%                     Berkeley Leasing I LLC      Berkeley Marina Radisson
                                                     200 Marina Boulevard
                                                     Berkeley, CA 94710

100%                     Buffalo Leasing LLC         Buffalo Marriott
                                                     1340 Millersport Highway
                                                     Amherst, NY 14221

100%                     Cleveland Leasing LLC       Cleveland Airport Marriott
                                                     4277 West 150th Street
                                                     Cleveland, OH 44135

100%                     Columbus Leasing LLC        Columbus Marriott
                                                     6500 Doubletree Avenue
                                                     Southfield, MI  48034

100%                     Crabtree Leasing LLC        Holiday Inn Crabtree
                                                     4100 Glenwood Avenue
                                                     Raleigh, NC 27612

100%                     French Lick Leasing LLC     French Lick Springs Resort
                                                     8670 West State Road 56
                                                     French Lick, IN 47432

100%                     Fort Myers Leasing LLC      Fort Myers Radisson
                                                     20091 Summerlin Road
                                                     Ft. Myers, FL 33908

100%                     Highpoint Leasing LLC       Radisson Hotel High Point
                                                     135 South Main Street
                                                     High Point, NC 27260

100%                     Knoxville Leasing LLC       Knoxville Hilton
                                                     501 Church Avenue Southwest
                                                     Knoxville, TN 37902

100%                     Lake Norman I Leasing LLC   Lake Norman Hampton Inn
                                                     19501 Statesville Road
                                                     Cornelius, NC 28031

100%                     Lake Norman II Leasing LLC  Lake Norman Holiday Inn
                                                     19901 Holiday Lane
                                                     Cornelius, NC 28031

100%                     Melbourne H Leasing LLC     Melbourne Beach Hilton
                                                     3003 North Highway A1A
                                                     Melbourne, FL  32903

100%                     Melbourne Q Leasing LLC     Melbourne Quality Suites
                                                     1665 State Road A1A North
                                                     Melbourne, FL  32903

100%                     San Antonio Leasing LLC     San Antonio Doubletree
                                                     37 Northeast Loop 410
                                                     San Antonio, TX  78216

100%                     Southfield Leasing LLC      Southfield Embassy Suites
                                                     28100 Franklin Road
                                                     Columbus, OH 43229

For transfer of interests in limited liability companies


                                    EXHIBIT I

              WESTBOY INTERESTS ASSIGNMENT AND ASSUMPTION AGREEMENT

                                [see attachment]

                ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS

     This Assignment of Limited Liability Company Interests, dated as of January 1, 2002 (the "ASSIGNMENT"), is entered into by and between JABO LLC, a Delaware limited liability company (the "ASSIGNOR"), and Boykin Hotel Properties, L.P., an Ohio limited partnership, as assignee (the "ASSIGNEE").

                                   WITNESSETH:

     WHEREAS, the Assignor holds all the membership interests (the "INTERESTS") in Westboy LLC, a limited liability company organized under the laws of the State of Delaware ("WESTBOY"), which is the owner of the leasehold interests in the hotel properties identified on SCHEDULE 1 (the "PROPERTIES");

     WHEREAS, pursuant to that certain Master Contribution Agreement, dated as of December 31, 2001 (the "MASTER CONTRIBUTION AGREEMENT"), by and among the Assignor, the Assignee, Boykin Management Company Limited Liability Company, and Boykin Lodging Company, the Assignor has agreed to sell, transfer, assign and deliver all of its right, title and interest in and to the Interests to the Assignee.

     NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and in the Master Contribution Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

     1. ASSIGNMENT AND ASSUMPTION. The Assignor hereby assigns, transfers and conveys to the Assignee the Interests identified on Schedule 1, and the Assignee hereby agrees to assume and accept all such Interests. The Assignee agrees to be bound by the terms and conditions of the Amended and Restated Limited Liability Company Agreement of Westboy, dated as of May 22, 1998 (the "WESTBOY AGREEMENT").

     2. REPRESENTATIONS AND WARRANTIES. The Assignor hereby represents and warrants to the Assignee that the assignment of the Interests is made in accordance with the Westboy Agreement and all applicable laws and regulations.

     3. INDEMNIFICATION. The Assignee shall indemnify, protect, defend, and hold each of the Assignors harmless from and against any and all claims, causes of action, demands, obligations, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) relating to or arising in respect of the Interests and Westboy accruing from and after the date hereof, other than claims for which the Assignee is entitled to express indemnification pursuant to the terms of the Master Contribution Agreement.

     4. ADMISSION. Each of the signatories hereto acknowledges and agrees that contemporaneously with the assignments described in paragraph 1 hereof, the Assignee shall be admitted to Westboy as a substitute member.

     5. WITHDRAWAL. Effective upon the admission of the Assignee to Westboy, the Assignor hereby withdraws from Westboy as a member.

     6. CONTINUATION OF WESTBOY. The parties hereto agree that the assignment of the Interests, the admission of the Assignee to Westboy, and the withdrawal of the Assignor from Westboy shall not dissolve Westboy, and that the business of Westboy shall continue.

     7. BOOKS AND RECORDS. The Assignee agrees to cause Westboy to take all actions necessary under the limited liability company laws of the State of Delaware and Westboy's limited liability agreement, including causing the amendment of Westboy's limited liability agreement and certificate of formation, to evidence the admission of the Assignee to Westboy and the withdrawal of the Assignor from Westboy.

     8. FUTURE COOPERATION. Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, releases, assumptions, amendments of the Agreement, notifications, and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the assignments contemplated by this Assignment.

     9. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

     10. EXECUTION IN COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     11. GOVERNING LAW. This Assignment shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

     12. NOTICES. All notices, demands, consents, requests or other communications provided for or permitted to be given hereunder by a party hereto must be in writing and shall be deemed to have been properly given or served (i) if sent by facsimile upon electronic confirmation of receipt, (ii) if delivered by registered or certified mail, postage prepaid, return receipt requested, upon receipt, (iii) if delivered by a reputable national overnight air courier service, prepaid and addressed to such party, upon receipt, or (iv) if not sent by facsimile, deposited in the United States mail or delivered to a national overnight air courier service as aforesaid, shall be deemed to be properly given or received or served upon actual receipt (with rejection of delivery by addressee to constitute receipt), as follows:

                  If to Assignor:

                  JABO LLC

                  Guildhall Building
                  45 West Prospect Avenue, Suite 1515
                  Cleveland, Ohio 44115
                  Fax No.: (216) 241-1329

                  If to Assignee:

                  Boykin Hotel Properties, L.P.
                  c/o Boykin Lodging Company
                  Guildhall Building
                  45 West Prospect Avenue, Suite 1500
                  Cleveland, Ohio 44115
                  Fax No.: (216) 430-1201

     Any of the aforementioned parties may change its address for the receipt of notices, demands, consents, requests or other communications by giving written notice to the others in the manner provided above.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.


                                     ASSIGNOR:

                                     JABO LLC

                                     By: Boykin Management Company Limited
                                         Liability Company,
                                         its Managing Member

                                     By: /s/ John E. Boykin
                                         ------------------
                                         Name: John E. Boykin
                                         Title: Secretary

                                     ASSIGNEE:

                                     Boykin Hotel Properties, L.P.


                                     By: /s/ Richard C. Conti
                                         --------------------
                                         Name: Richard C. Conti
                                         Title: President

                                                                      SCHEDULE 1


                               WESTBOY PROPERTIES

Doubletree Hotel Bellevue Center
818-112th Avenue NE
Bellevue, Washington

Doubletree Hotel Riverside
29th & Chinden Blvd.
Boise, Idaho

Doubletree Hotel Colorado Springs - World Arena
1775 E. Cheyenne Mountain Blvd.
Colorado Springs, Colorado

Doubletree Hotel Omaha Downtown
1616 Dodge Street
Omaha, Nebraska

Doubletree Hotel Portland Downtown
310 SW Lincoln
Portland, Oregon

Doubletree Hotel Sacramento
2001 Point West Way
Sacramento, California

Doubletree Hotel Spokane Valley
I-90 at Sullivan Road
Spokane, Washington

Doubletree Hotel Eugene/Springfield
3280 Gateway Road
Springfield, Oregon

Doubletree Hotel Yakima Valley
1507 North First Street
Yakima, Washington

Doubletree Hotel Lloyd Center
1000 N.E. Multnomah
Portland, Oregon